As Filed with the Securities and Exchange Commission on April 1, 2008
REGISTRATION NO. 333-107983
811-04440

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 12

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 48

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Exact Name of Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Name of Depositor)

60 East 42nd Street, Suite 1115
New York, New York 10165
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (212) 983-6352

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Suite 400 East
Washington, D.C. 20007-0805

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☑ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

PROSPECTUS
MAY 1, 2008
SUN LIFE FINANCIAL MASTERS® CHOICE NY

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Equity Funds	International/Global Small/Mid-Cap Equity Funds
AllianceBernstein VPS Wealth Appreciation Strategy	First Eagle Overseas Variable Fund
Portfolio, Class B	Emerging Markets Equity Funds
Columbia Marsico 21st Century Fund, Variable Series -	Lazard Retirement Emerging Markets Portfolio
B Class	Specialty Sector Equity Funds
Columbia Marsico Growth Fund, Variable Series - B Class	MFS® Utilities Portfolio - S Class
Fidelity® VIP Contrafund Portfolio - Service Class 2	Specialty Sector Commodity Funds
Lord Abbett Series Fund All Value Portfolio - Class VC	PIMCO VIT CommodityRealReturn™ Strategy
MFS® Core Equity Portfolio - S Class	Portfolio - Admin. Class
MFS® Value Portfolio - S Class	Real Estate Equity Funds
Mutual Shares Securities Fund - Class 2	Sun Capital Global Real Estate Fund® - S Class[1]
Oppenheimer Capital Appreciation Fund/VA -	Asset Allocation Funds
Service Shares	AllianceBernstein VPS Balanced Wealth Strategy
Oppenheimer Main Street Fund®/VA - Service Shares	Portfolio, Class B
SCSM Davis Venture Value Fund - S Class	Fidelity® VIP Balanced Portfolio - Service Class 2
SCSM FI Large Cap Growth Fund - S Class	Franklin Income Securities Fund - Class 2
SCSM Lord Abbett Growth & Income Fund - S Class	Franklin Templeton VIP Founding Funds Allocation
SCSM Oppenheimer Large Cap Core Fund - S Class[2]	Fund, Class 2
Van Kampen LIT Comstock Fund II	MFS® Total Return Portfolio - S Class
Mid-Cap Equity Funds	Oppenheimer Balanced Fund/VA - Service Shares
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Van Kampen UIF Equity & Income Portfolio II
Lord Abbett Series Fund Growth Opportunities	Target Date Funds
Portfolio - Class VC	Fidelity® VIP Freedom 2010 Portfolio - Service Class 2
SCSM Blue Chip Mid Cap Fund - S Class	Fidelity® VIP Freedom 2015 Portfolio - Service Class 2
SCSM Goldman Sachs Mid Cap Value Fund - S Class	Fidelity® VIP Freedom 2020 Portfolio - Service Class 2
Van Kampen UIF Mid Cap Growth Portfolio II	Money Market Funds
Van Kampen UIF U.S. Mid Cap Value Portfolio II	Sun Capital Money Market Fund - S Class
Small-Cap Equity Funds	Short-Term Bond Funds
Franklin Small Cap Value Securities Fund - Class 2	SCSM Goldman Sachs Short Duration Fund - S Class
SCSM Oppenheimer Main Street Small Cap Fund - S Class	Intermediate-Term Bond Funds
International/Global Equity Funds	MFS® Bond Portfolio - S Class
AllianceBernstein VPS International Growth Portfolio,	MFS® Government Securities Portfolio - S Class
Class B	PIMCO VIT Total Return Portfolio - Admin. Class
AllianceBernstein VPS International Value Portfolio,	Sun Capital Investment Grade Bond Fund® - S Class
Class B	Inflation-Protected Bond Funds
Columbia Marsico International Opportunities Fund,	PIMCO VIT Real Return Portfolio - Admin. Class
Variable Series - B Class	Multi-Sector Bond Funds
MFS® International Growth Portfolio - S Class	Franklin Strategic Income Securities Fund - Class 2
MFS® International Value Portfolio - S Class	High Yield Bond Funds
MFS® Research International Portfolio - S Class	SCSM PIMCO High Yield Fund - S Class
Oppenheimer Global Securities Fund/VA - Service Shares	Emerging Markets Bond Fund
Templeton Growth Securities Fund - Class 2	PIMCO VIT Emerging Markets Bond Portfolio -
Admin. Class

[1]	Formerly Sun Capital Real Estate Fund® - S Class.
[2]	Formerly Sun Capital® All Cap Fund - S Class.
AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Funds Trust. Columbia Management Advisors, LLC, advises the Columbia Funds (with Marsico Capital Management, LLC, sub-advising the Columbia Marsico Funds). Fidelity® Management & Research Company advises Fidelity VIP Balanced Portfolio and Fidelity VIP Mid Cap Portfolio (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers). Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund, Franklin Income Securities Fund and Franklin Strategic Income Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Franklin Templeton Services, LLC administers the Franklin Templeton Founding Funds (with the following advising the underlying portfolios of the fund: Advisers advising the Franklin Income Securities Fund, Franklin Mutual Advisers LLC advising Mutual Shares Securities Fund and Templeton Global Advisers Limited advising Templeton Growth Securities Fund). Lazard Asset Management LLC advises the Lazard Retirement Portfolio.  Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios. Morgan Stanley Investment Management Inc. advises the Van Kampen UIF Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC, our affiliate, advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC) SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.) SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P.), SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC) and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton® Investment Counsel, LLC advises Templeton Growth Securities Fund. Van Kampen Asset Management advises the Van Kampen LIT Fund.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.
We have filed a Statement of Additional Information dated May 1, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 85 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Service Address") or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.
The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address:

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS
SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other  Programs [INSERT PAGE NUMBER]
WITHDRAWALS AND WITHDRAWAL CHARGE [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge and Distribution Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUSSM[INSERT PAGE NUMBER]
Designated Funds [INSERT PAGE NUMBER]
Guaranteed Minimum Accumulation Benefit ("AB") Plan [INSERT PAGE NUMBER]
Guaranteed Minimum Withdrawal Benefit ("WB") Plan [INSERT PAGE NUMBER]
Cost of the Secured Returns for Life Plus Benefit [INSERT PAGE NUMBER]
Withdrawals Under the Secured Returns for Life Plus Benefit [INSERT PAGE NUMBER]
Annuitization Under the WB Plan [INSERT PAGE NUMBER]
Cancellation of the Secured Returns for Life Plus Benefit [INSERT PAGE NUMBER]
Revocation of the Secured Returns for Life Plus Benefit [INSERT PAGE NUMBER]
Step-Up [INSERT PAGE NUMBER]
Subsequent Purchase Payments After a Step-Up [INSERT PAGE NUMBER]
Renewal of the Secured Returns for Life Plus Benefit [INSERT PAGE NUMBER]
Refund of Secured Returns for Life Plus Charges Under the AB Plan [INSERT PAGE NUMBER]
Death of the Owner Under the AB Plan [INSERT PAGE NUMBER]
Death of the Owner Under the WB Plan [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM[INSERT PAGE NUMBER]
Determining Your Withdrawal Benefit Base [INSERT PAGE NUMBER]
Determining Your Annual Withdrawal Amount [INSERT PAGE NUMBER]
How the RIE Works [INSERT PAGE NUMBER]
Withdrawals Under the RIE [INSERT PAGE NUMBER]
Cost of the RIE [INSERT PAGE NUMBER]
Step-Up Under the RIE [INSERT PAGE NUMBER]
Designated Funds [INSERT PAGE NUMBER]
Joint-Life Coverage [INSERT PAGE NUMBER]
Cancellation of the RIE [INSERT PAGE NUMBER]
Death of the Owner Under the RIE with Single-Life Coverage [INSERT PAGE NUMBER]
Death of the Owner Under the RIE with Joint-Life Coverage [INSERT PAGE NUMBER]
Annuitization Under the RIE [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: Income ON DemandSM BENEFIT [INSERT PAGE NUMBER]
Determining Your Income Benefit Base [INSERT PAGE NUMBER]
Determining Your Stored Income Balance [INSERT PAGE NUMBER]
How the Income ON Demand Benefit Works [INSERT PAGE NUMBER]
Withdrawals Under the Income ON Demand Benefit [INSERT PAGE NUMBER]
Cost of the Income ON Demand Benefit [INSERT PAGE NUMBER]
Tenth-Year Credit [INSERT PAGE NUMBER]
Step-Up Under the Income ON Demand Benefit [INSERT PAGE NUMBER]
Designated Funds [INSERT PAGE NUMBER]
Cancellation of the Income ON Demand Benefit [INSERT PAGE NUMBER]
Death of the Owner Under the Income ON Demand Benefit [INSERT PAGE NUMBER]
Annuitization Under the Income ON Demand Benefit [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTORSM[INSERT PAGE NUMBER]
Cost of the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
How the Retirement Asset Protector Rider Works [INSERT PAGE NUMBER]
Withdrawals Under the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
Step-Up Under the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
Renewal of the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
Designated Funds [INSERT PAGE NUMBER]
Cancellation of the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
Your Death Under the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
Certain Tax Considerations [INSERT PAGE NUMBER]
BUILD YOUR PORTFOLIO [INSERT PAGE NUMBER]
TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS [INSERT PAGE NUMBER]
Tax Issues Under the Secured Returns for Life Plus Benefit [INSERT PAGE NUMBER]
Tax Issues Under the Retirement Income Escalator Benefit [INSERT PAGE NUMBER]
Tax Issues Under the Income ON Demand Benefit [INSERT PAGE NUMBER]
Tax Issues Under the Retirement Asset Protector Rider [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Rider [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of Annuitant(s) [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A -  GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B -  CALCULATIONS OF WITHDRAWAL CHARGES [INSERT PAGE NUMBER]
APPENDIX C -  CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D -  SECURED RETURNS FOR LIFE BENEFIT [INSERT PAGE NUMBER]
APPENDIX E -  PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX F -  SECURED RETURNS BENEFIT [INSERT PAGE NUMBER]
APPENDIX G -  SECURED RETURNS 2 BENEFIT [INSERT PAGE NUMBER]
APPENDIX H -  SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES[INSERT PAGE NUMBER]
APPENDIX I -  BUILD YOUR PORTFOLIO [INSERT PAGE NUMBER]
APPENDIX J -  CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial Masters® Choice NY Variable and Fixed Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Contract Anniversary, we deduct a $30 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Contract Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.05% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were 76 years or older on the Open Date, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete years.
+
Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account equal to an annual rate of 0.20% of the average daily value of your Contract.

If you elect an optional living benefit rider, we will assess a periodic charge at a rate that differs among the optional living benefit riders. Currently, however, the annual amount of the charge in no case exceeds 0.95% of the highest Account Value (or other benefit base for the rider in question) during the year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds.  The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Riders

At issue, you may choose to participate in one of four optional living benefits available under your Contract. Each option provides the living benefits guarantee in a different way:

●	Secured Returns for Life Plus offers a choice between a guaranteed minimum accumulation benefit ("GMAB") and a guaranteed minimum withdrawal benefit ("GMWB").

●	The Retirement Income Escalator offers a guaranteed withdrawal benefit feature with a bonus credit if you do not make any withdrawals during a specified time period under your Contract.

●
The Income ON Demand Benefit offers an income storage benefit ("ISB") that differs from Secured Returns for Life Plus in that, among other things, it allows you to store the annual withdrawal payments, rather than requiring you to take the payments or lose them.

●	The Retirement Asset Protector Rider offers a stand-alone GMAB.
The optional living benefits are available only if you are age 80 or younger on the Open Date. Your optional living benefit terminates if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the "Designated Funds." In addition, a change of ownership may also terminate your living benefit. Under the Retirement Income Escalator, Income ON Demand Benefit and the Retirement Asset Protector Rider, you may make Purchase Payments only during your first Contract Year.  All four of the optional living benefits allow you to "step-up" your guaranteed amount on an annual basis, if eligible.
In addition to the currently available optional living benefit riders listed above, three other optional living benefit riders were previously available. Although these three riders are no longer being issued, they are still in force under many Contracts that are already outstanding. These three riders are discussed in the following Appendices at the end of this prospectus:

Appendix D - Secured Returns for Life Benefit
Appendix F - Secured Returns Benefit
Appendix G - Secured Returns 2 Benefit

The Income Phase: Annuity Provisions
If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.
During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.60% of your Account Value invested in the Variable Account.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing the optional death benefit rider. The basic death benefit pays the greater of your Account Value and your total Purchase Payments (adjusted for withdrawals), both calculated as of your Death Benefit Date. The Maximum Anniversary Account Value Rider pays the greater of your basic death benefit or your highest Account Value on any Contract Anniversary before your 81st birthday. You must make your election before the date on which your Contract becomes effective. The rider is only available if you are younger than 80 on the Open Date. The optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals and Withdrawal Charge

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  For the first Contract Year, this "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the "free withdrawal amount" is equal to the amount of all Purchase Payments made and not withdrawn prior to the last 7 Contract Years plus the greater of (1) 15% of all Purchase Payments made within the past seven Contract Years or (2) all earnings minus any free withdrawals taken during the life of the Contract.  All other Purchase Payments will be subject to a withdrawal charge. You may have to pay income taxes and tax penalties on money you withdraw.

Right to Return
Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it, we will send you your Account Value as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge.
Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Insurance and Annuity Company of New York
          P. O. Box 9133
          Wellesley Hills, Massachusetts 02481
          Toll Free (800) 447-7569

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		8%[1]

Number of Complete Contract Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):		0% - 3.5%[2]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 30[3]

Variable Account Annual Expenses (as a percentage of net Variable Account assets)4

Mortality and Expense Risks Charge:	1.05%[5]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.35%

Charge for Optional Death Benefit Feature

Maximum Annual Charge for the Optional Death Benefit Rider (MAV) (as a percentage of Account Value):	0.20%[6]

Charges for Optional Living Benefit Features
Riders Currently Available[7]	Maximum Annual Fee[8]
Secured Returns for Life Plus Living Benefit Rider (as a percentage of the highest Account Value during the Contract Year):	0.50%
Retirement Income Escalator Living Benefit Rider (as a percentage of the highest Withdrawal Benefit Base during the Contract Year):	0.95%
Income ON Demand Living Benefit Rider (as a percentage of the highest Income Benefit Base during the Contract Year):	0.65%
Retirement Asset Protector Living Benefit Rider (as a percentage of the highest Retirement Asset Protector Benefit Base during the Contract Year):	0.35%

Previously Available Riders[9]	Maximum Annual Fee[8]
Maximum Charge for Secured Returns Optional Benefit Rider (as a percentage of average daily net assets):	0.40%
Maximum Charge for Secured Returns for Life or Secured Returns 2 (as a percentage of the highest Account Value during the Contract Year):	0.50%

Maximum Annual Charge for an Optional Living Benefit Rider (as a percentage of highest Account Value or Benefit Base during the Contract Year):	0.95%[10]

Total Variable Account Annual Expenses with Maximum Charges for an Optional Death and an Optional Living Benefit Rider (as a percentage of Account Value):	2.50%[10,11]

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[12]	0.65%	2.05%

[1]
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Contract Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

[2]
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[3]
The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Contract Year or if your Account Value is $100,000 or more on your Contract Anniversary. (See "Account Fee.")

[4]
All of the Variable Account Annual Expenses, except for the charges for optional living benefit riders, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit rider is assessed on a quarterly basis.

[5]
For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.25% if you were age 76 or older on the Contract's Open Date. In that case, the rate for "Total Variable Expenses (without optional benefits)" would be 1.55%.

[6]	The optional death benefit rider is defined under "Death Benefit." This rider is available only if you are younger than age 80 on the Open Date.

[7]
The optional living benefit riders, including the charges therefore are described in detail under "OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUS," "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATOR," "OPTIONAL LIVING BENEFIT RIDER: Income ON Demand BENEFIT," and "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR." As discussed in those portions of this prospectus, if, after you acquire one of these riders, you elect to increase or renew certain benefits under the rider, we have the right to increase the rate of the charge to what we are then charging on newly issued riders of the same type or to a rate based on then-current market conditions.

[8]
The charges shown are assessed and deducted quarterly based upon the Account Value or benefit base on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. See "Cost of the Secured Returns for Life Plus Benefit," "Cost of Retirement Income Escalator," "Cost of the Income ON Demand Benefit," "Cost of the Retirement Asset Protector Benefit," "APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT" and "APPENDIX G - SECURED RETURNS 2 BENEFIT."

[9]
Although these riders are no longer being issued, these previously available riders are still in force under many outstanding Contracts. For more information on these previously issued optional riders, including how the fees are calculated, please see "APPENDIX D - SECURED RETURNS FOR LIFE BENEFIT," "APPENDIX F - SECURED RETURNS BENEFIT,"and "APPENDIX G - SECURED RETURNS 2 BENEFIT." As discussed in Appendix D and Appendix G, if you elect to increase certain benefits under the Secured Returns for Life or Secured Returns 2 riders, we have the right to increase the rate of the charge based on then-current market conditions.

[10]
This amount assumes that the living benefit rider’s initial benefit base is equal to the Account Value.  If the benefit base changes, your Total Variable Account Annual Expenses would be higher or lower.

[11]
This chart shows your insurance charges before you annuitize your Contract. As explained in "Amount of Annuity Payments," after you annuitize your Contract, the sum of your insurance charges will never be greater than an annual rate of 1.60% of average daily net Variable Account assets, regardless of your age on the Open Date.

[12]
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.65% and 1.73%, respectively. However, if only the contractual arrangements were taken into account (but not the voluntary arrangements) were taken into account, these percentages would still have been 0.65% and 1.73%. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for the optional death benefit (MAV) and an optional living benefit (Retirement Income Escalator).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,149	$2,005	$2,779	$4,732
(2)	If you annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$466	$1,402	$2,345	$4,732
(3)	If you do not surrender your Contract:
1 year	3 years	5 years	10 years

$446	$1,402	$2,345	$4,732
The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C (the "Variable Account") offer the Contract on an individual basis for use in connection with retirement planning. We issue the Contract directly to the individual Owner of the Contract.  In this Prospectus, unless we state otherwise, we address Owners of Contracts as "you."  For the purpose of determining benefits under the Contracts, we establish an Account for each Owner, which we will refer to as "your" Account.

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral.  Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit rider and paying an additional charge for the optional death benefit rider. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose the Fixed Annuity option, we assume the investment risk.  You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract.  A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age.  Your individual representative will describe any such limitations.  You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Service Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 447-7569.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Service Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.
The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.
VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 447-7569 or by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of general account assets of the Company.  Amounts you allocate to the Fixed Account will be available to fund the claims of all classes of our customers, including claims for benefits under the Contracts. Any obligations of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by New York State insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable New York state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS:  THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time.  At any time, we can reverse our decision to exercise this right.

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Owner dies before the Annuity Commencement Date.

Issuing Your Contract
When we receive your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."
We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments
The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit rider.
Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us notice of the change as required.  We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Expiration Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Expiration Dates.

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount.

A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive instructions to transfer the Guarantee Amount to one or more of the Sub-Accounts, in accordance with the transfer privilege provision of the Contract described below (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

This automatic transfer of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Contract Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Contract Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.  Additional restrictions apply to transfers made under any of the Optional Living Benefit Riders.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.
There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Under current law, there is no tax liability for transfers.
     Requests for Transfers

You may request transfers in writing or by telephone. If the request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be effective that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Owner changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

●	when necessary in our view to avoid hardship to a Owner; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks.  The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates in certain situations, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals and Withdrawal Charge."

Other Programs

You may participate in any of the following Optional Programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.
Our asset allocation programs are "static" programs.  That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets.  Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models.  If so, the new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time.  You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.
     Systematic Withdrawal Program
You may select our Systematic Withdrawal Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically.  The withdrawals under this program may be subject to charges applicable on surrender or withdrawal. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option.  We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000. Limits on your systematic withdrawal may apply if you purchased an optional living benefit rider.
You may change or stop this program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

WITHDRAWALS AND WITHDRAWAL CHARGE

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"). Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Contract Year in which the withdrawal is made; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract, except as may be otherwise provided under the terms of any optional living benefit rider that you have elected.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request less any applicable charges and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected "Build Your Portfolio," withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.
Withdrawals may significantly reduce any death benefit and/or living benefit amount.  In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefit and optional death benefit riders that appears elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.
If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Contract Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and New York state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Owners.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Contract Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Contract Years, including the current Contract Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Contract Years as "Old Payments."

For the first Contract Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Contract Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Contract Year.

Your Contract's earnings are equal to:

●	your Account Value as of the close of business on the previous business day, minus

●	all Purchase Payments made, plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Contract Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge in any Contract Year will never be more than the total of all New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Contract Years the Purchase Payment has been held in your Account, including the Contract Year in which you made the Payment, but not the Contract Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Contract Anniversary. Payments received during the current Contract Year will be charged 8%, if withdrawn. On your next scheduled Contract Anniversary, that Payment, along with any other Payments made during that Contract Year, will be considered to be in their second Contract Year and will have an 8% withdrawal charge. On the next Contract Anniversary, these Payments will move into their third Contract Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Contract Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Contract Years
Payment Has Been	Withdrawal
In Your Account	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Contract Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $30 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Contract Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Contract Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Contract Year; or

●	your Account Value is $100,000 or more on your Contract Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Owner Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.05% of your Variable Account Value. If your Purchase Payments or Account Value exceeds $1 million on your Contract Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Contract Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings that we expect on larger-sized Contracts.) We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Owner prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders and any optional living benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.25% (rather than 1.05%), if you were age 76 or older on the Contract's Open Date. Also, during the Income Phase of a Contract, the total insurance charges are at an annual rate of 1.60% of the average daily net value of the Contract invested in the Variable Account, regardless of your age on the Open Date.

Charges for Optional Benefit Riders

If you elect an optional living benefit rider, we will deduct, during the Accumulation Phase, an annual charge from your Account Value. The maximum amount of the charge depends upon the rider you elect as shown in the following chart. (The chart shows the charges for the forms of optional living benefit riders that are currently being offered. For more information about these charges, as well as the charges for forms of optional living benefit riders that are no longer being offered but remain in force under currently outstanding Contracts, please see "FEES AND EXPENSES.")
Riders Currently Available	Maximum Annual Fee

Secured Returns for Life Plus	0.50% of highest Account Value during Contract Year*
Retirement Income Escalator	0.95% of the Withdrawal Benefit Base during the Contract Year**
Income ON Demand Benefit	0.65% of highest Income Benefit Base during Contract Year***
Retirement Asset Protector	0.35% of highest Retirement Asset Protector Benefit Base during Contract Year****

* If your Secured Returns for Life Plus rider is cancelled, you will continue to pay the charge for the rider until your 7th Contract Anniversary.

**  The Withdrawal Benefit Base is defined under "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATOR."

*** The Income Benefit Base is defined under " OPTIONAL LIVING BENEFIT RIDER: Income ON Demand."

**** The Retirement Asset Protector Benefit Base is defined under "OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTOR."

One quarter of the annual rider fee will be deducted on the last valuation day of each Account Quarter, based on the Account Value (for Secured Returns for Life Plus) or other applicable benefit base indicated in the foregoing table (for the other three riders) at that time.

If you elect the optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account equal to 0.20% of the average daily Variable Account Value of your Contract.

Premium Taxes

In New York there is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending upon where the Owner or Payee resides. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE PLUSSM

At issue, you may elect to participate in an optional living benefit rider: Secured Returns for Life Plus ("Secured Returns for Life Plus" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. (You should note that the Benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your Benefit.) You may elect the Benefit on or before the Issue Date, provided:

●	the rider is available for sale both in the state where the Contract is sold and in the state where the Owner resides;

●	you limit the allocation of your Purchase Payments and Account Value to one of the investment options, known as "Designated Funds" that we make available with each rider;

●	the oldest Owner has not attained age 81 on the Open Date; and

●	you do not elect any other optional living benefit rider available under your Contract.

You have the option of choosing between two different payment options under Secured Returns for Life Plus: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail below under captions containing those names.

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:
The date when the AB Plan matures.  If you are younger than 80 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your last step-up. (See "Step-Up.") If you are 80 on the Issue Date, your AB Plan Maturity Date is your maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Contract Years; or, if less than 10 years, the period of time up to the Contract Year in which the oldest Contract Owner attains age 80.

Bonus Base:
An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit (the "RGLB amount"):
The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Contract Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:
Under this optional living benefit rider, the terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner as described under "Death of the Covered Person Under the AB Plan" and "Death of the Covered Person Under the WB Plan." In the case of a non-natural owner, these terms refer to the oldest annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

Secured Returns for Life Plus may not be appropriate for all investors. Before purchasing Secured Returns for Life Plus, you should carefully consider the following:
Secured Returns for Life Plus may be appropriate for investors who:

●	want to protect their initial Purchase Payment from market declines (subsequent purchase payments may not be fully protected).
●	want the option of receiving a steady stream of income for life beginning on your first Contract Anniversary after your 59th birthday.
●	are not prepared to decide at issue between participation in the AB Plan and participation in the WB Plan.

Secured Returns for Life Plus may be inappropriate for investors who:

●	want multiple owners.
●	want to invest in funds other than a "Designated Fund."
●	want to withdraw more than a fixed amount each year.
You may combine your Secured Returns for Life Plus Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life Plus and any elected optional death benefit rider automatically terminate.

Secured Returns for Life Plus guarantees a return of your initial Purchase Payment regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.
In addition, Secured Returns for Life Plus includes a bonus feature (called the "Plus 5 Program") that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during a Contract Year. These bonuses will not increase your guaranteed amount under the AB Plan. But we will keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan.  The bonuses under the Plus 5 Program are discussed further under "Plus 5 Program."
If you elect Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 90th birthday), and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Designated Funds

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Dollar-Cost Averaging Program Options	Van Kampen UIF Equity & Income Portfolio II
6-Month DCA Guarantee Option	Franklin Templeton VIP Founding Funds Allocation Fund
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Contract Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See "Refund of Secured Returns for Life Plus Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Contract Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under the Secured Returns for Life Plus Benefit."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under the Secured Returns for Life Plus Benefit."

Your GLB Base is also set equal to the RGLB amount on the date you elect to participate in the WB Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan" plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under the Secured Returns for Life Plus Benefit.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Contract Anniversary, any Purchase Payments submitted by an Owner while participating in the WB Plan will be treated as "Not in Good Order" and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

For examples of how we calculate benefits under the WB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

     Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Contract Years, you will be able to take larger withdrawals in the later Contract Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Contract Years (the "Plus 5 Period"). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Contract Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the "Bonus Base") and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Contract Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Contract Anniversary (prior to calculating your new GLB Base or Lifetime Income Base).  In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

●	your GLB Base prior to the addition of the amount of any bonus, and

●	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

●	your Lifetime Income Base prior to the addition of the bonus amount, and

●	the lesser of:

●	your RGLB amount after the addition of the bonus amount, and

●	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Contract Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of the Secured Returns for Life Plus Benefit
Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Contract Year is equal to 0.50% of the highest Account Value at any point in that Contract Year.
We will continue to deduct this charge until:

●	you annuitize or

●	under the provisions of Secured Returns for Life Plus;

●	your Benefit matures;

●	your Benefit is revoked (see "Revocation of the Secured Returns for Life Plus Benefit"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Contract Anniversary. (See "Cancellation of the Secured Returns for Life Plus Benefit.")

Withdrawals Under the Secured Returns for Life Plus Benefit

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus will reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn. We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") However, as discussed in detail under "Plus 5 Program," even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged.  In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

●	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.
Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year.  Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:
●	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

●	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

●	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Plus Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see "Appendix H - Secured Returns for Life Plus Benefit Examples."

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date you may elect to:

●	annuitize the Contract as described under "THE INCOME PHASE - ANNUITY PROVISIONS";

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation of the Secured Returns for Life Plus Benefit

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled.
A change of ownership of the Contract may also cancel Secured Returns for Life Plus.
Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Contract Anniversary.

Revocation of the Secured Returns for Life Plus Benefit

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.") Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

●	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

●	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth under "Cost of the Secured Returns for Life Plus Benefit." If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See "Appendix H - Secured Returns for Life Plus Benefit Examples.")

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See "Appendix H - Secured Returns for Life Plus Benefit Examples.")

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 – 10/01/16	100%
2	10/02/16 – 10/01/17	100%
3	10/02/17 – 10/01/18	85%
4	10/02/18 – 10/01/19	85%
5	10/02/19 – 10/01/20	85%
6	10/02/20 – 10/01/21	70%
7	10/02/21 – 10/01/22	70%
8	10/02/22 – 10/01/23	70%
9	10/02/23 – 10/01/24	60%
10	10/02/24 – 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less that 100% of the payment.

Renewal of the Secured Returns for Life Plus Benefit

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life Plus, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns for Life Plus Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under Secured Returns for Life Plus will be discontinued. We reserve the right to stop offering the Secured Returns for Life Plus Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life Plus.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus rider charges will be made if you change from the AB Plan to the WB Plan.

Death of the Owner Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Owners at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Contract Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following an Owner's death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of the Owner Under the WB Plan

If an Owner dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original contract (subject to the terms and conditions described under "Death of the Owner Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns for Life Plus. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."
OPTIONAL LIVING BENEFIT RIDER: RETIREMENT INCOME ESCALATORSM

The following optional living benefit rider will be available starting May 5, 2008.

You may elect to participate in an optional living benefit rider known as the Retirement Income Escalator (“RIE”). The RIE provides an annual income guarantee for life.  Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year.  In general, the longer you wait for your first withdrawal under the RIE, the larger the guaranteed annual income amount.  You may elect the RIE on or before your Issue Date. To describe how the RIE works, we use the following definitions:
RIE Coverage Date:	Your Issue Date if you are at least age 59½ at issue; otherwise, the first Contract Anniversary after you attain age 59½.

Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Contract Year during your life, provided that you comply with certain conditions.  The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your cost for the RIE.

RIE Bonus Period
A ten-year period commencing on the Issue Date and ending on your tenth Contract Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated.  The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under the RIE”).

You and Your:
The terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner, as described under "Death of the Owner Under the RIE." In the case of a non-natural Owner, these terms refer to the oldest annuitant.

The RIE may not be appropriate for all investors. Before purchasing the RIE, you should carefully consider the following:
The RIE may be appropriate for you if you are an investor who:

●	wants a guaranteed stream of income for life without annuitizing, beginning on or after your RIE Coverage Date.
●	wants the option of joint-life coverage.
●	can defer withdrawals during your early Contract Years to increase your benefit in later years.

The RIE is inappropriate for you if you are an investor who:

●
anticipates the need for excess withdrawals (i.e., withdrawals in excess of those permitted annually under the terms of the RIE) or early withdrawals (i.e., withdrawals prior to your RIE Coverage Date).

●	wants to invest in funds other than a "Designated Fund."
●	is invested in contributory plans, because the RIE prohibits any Purchase Payments after the first Contract Anniversary.
You may combine your RIE benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, the RIE and any elected optional death benefit rider automatically terminate.

You may elect to participate in the RIE, provided that:
●	the rider is available for sale both in the state where the Contract is sold and in the state where the Owner resides;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Owner, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to one of the investment options, known as "Designated Funds," that we make available with the RIE; and

●	you do not elect any other optional living benefit rider available under your Contract.
The RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Owner if single-life coverage is elected (or until the death of both the Owner and the Owner's spouse if joint-life coverage is elected). Your right to take withdrawals under the RIE continue regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in a Contract Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 5% of your Bonus Base.  The RIE Bonus Period is a 10-year period commencing on your Issue Date.  The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see  “Step-Up Under the RIE”), provided that the step up occurs prior to the conclusion of the current 10-year period.
If you are participating in the RIE, you may not make Purchase Payments after the first year following your Issue Date. After the first Contract Anniversary, any Purchase Payments submitted by  an Owner while participating in the RIE will be treated as “Not in Good Order” and returned to the Owner, unless the Owner instructs us to terminate his participation in the RIE.

Under the RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under "Joint-Life Coverage" and "Death of Owner Under the RIE."

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

●	decreased following any withdrawals you take prior to your RIE Coverage Date;

●	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

●	increased by any applicable bonuses;

●	increased by any step-ups as described under "Step-Up Under the RIE";

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date.  It is a set percentage of your Withdrawal Benefit Base.  This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

59½ - 69	5%
70 - 79	6%
80 – or older	7%
                        *If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”
Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change.  The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Contract Years, unless and until there is a further change in your Withdrawal Benefit Base.
How the RIE Works

Each Contract Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below.  Even if your Account Value is reduced to zero, as long as your Withdrawal Benefit Base is greater than zero, you can withdraw up to your Annual Withdrawal Amount every year of your life unless you choose to cancel the RIE.

If you defer taking any withdrawals in a Contract Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 5% of your Bonus Base, thereby increasing your Annual Withdrawal Amount.  In this way, if you defer taking withdrawals during your early Contract Years, you will be able to take larger withdrawals in later Contract Years. Your Annual Withdrawal Amount is not, however, cumulative:  any unused portion of your Annual Withdrawal Amount in any Contract Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease your total RIE, as described further under "Withdrawals Under the RIE."  Note also that investing in any Fund, other than a "Designated Fund," will cancel the RIE, as described under "Cancellation of the RIE."

Here is an example of how the RIE works:
Assume that you are age 57 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Because you have not reached age 59½ prior to your Issue Date, your RIE Coverage Date will be the first Contract Anniversary following your 59th birthday.  Beginning on your RIE Coverage Date, you can withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.  Your Annual Withdrawal Amount beginning at your RIE Coverage Date is 5% of your Withdrawal Benefit Base.

Your Withdrawal Benefit Base will increase by 5% of your Bonus Base each Account Year in which you do not take a withdrawal beginning with your RIE coverage date.  (For convenience, assume that the investment performance on your underlying investments remains neutral throughout the life of your Contract, except for Contract Year 2.)

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.  Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up).

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$100,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 63 in Contract Year 7.  Using the above chart, we set your Lifetime Withdrawal Percentage at 5%.  Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $7,500 each Contract Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$131,250	$125,000	$6,563	0
5	$125,000	$137,500	$125,000	$6,8750	0
6	$125,000	$143,750	$125,000	$7,188	0
7	$125,000	$150,000	$125,000	$7,500	$7,500
8	$117,500	$150,000	$125,000	$7,500	$7,500

Assume in Contract Year 9, you decide to defer taking a withdrawal.  Your Withdrawal Benefit Base will increase by 5% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$110,000	$150,000	$125,000	$7,500	0
10	$110,000	$156,250	$125,000	$7,813	$7,813
11	$102,188	$156,250	$125,000	$7,813	$7,813
12	$94,375	$156,250	$125,000	$7,813	$7,813
13	$86,563	$156,250	$125,000	$7,813	$7,813
14	$78,750	$156,250	$125,000	$7,813	$7,813
Withdrawals Under the RIE

     Withdrawals After the RIE Coverage Date
Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Contract Year without reducing your Withdrawal Benefit Base.  These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base.  These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charges”);

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS -- Tax Issues Under Retirement Income Escalator Benefit"); and

●	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date.  Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount.  Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be considered an excess withdrawal and subject to withdrawal charges.
     Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal.  In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulae:

Your new Bonus Base	=	A x C
D - E

Your new Withdrawal	=	B x C
Benefit Base		D - E

Where:
	A =	Your Bonus Base immediately prior to the excess withdrawal.

	B =	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C =	Your Account Value immediately after the excess withdrawal.

	D =	Your Account Value immediately prior to the excess withdrawal.

	E =	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Contract Year.

Using the facts of the above example, assume that in Contract Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal.  Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $7,500 Annual Withdrawal Amount.  After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 – 6,000
				121,000 – (7,500 – 4,000)

	=	125,000	x	115,000
				117,500

	=	125,000	x	0.97872

	=	122,340

Your new Withdrawal
Benefit Base	=	150,000	x	121,000 – 6,000
				121,000 – (7,500 – 4,000)

	=	150,000	x	115,000
				117,500

	=	150,000	x	0.97872

	=	146,809

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,340.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn.  Thus, excess withdrawals taken in a down market could severely reduce your RIE.
     Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract.  In addition, all withdrawals taken prior to your RIE Coverage Date, including any "free withdrawal amounts," will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal.  In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulae:

Your new Bonus Base	=	W x Y
Z

Your new Withdrawal	=	X x Y
Benefit Base		Z

Where:
	W =	Your Bonus Base immediately prior to the early withdrawal.

	X =	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y =	Your Account Value immediately after the early withdrawal.

	Z =	Your Account Value immediately prior to the early withdrawal.
Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.)  Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date.  Your Withdrawal Benefit Base will not increase by 5% of your Bonus Base until you reach your RIE Coverage Date.  Your RIE Coverage Date will not occur until your 15th Contract Anniversary (the first Contract Anniversary after you reach age 59½).  Any withdrawals you take prior to that time will be “early withdrawals.” Assume that, in your Contract Year 7, you withdrawal $10,000.  Because you are age 51 (and younger that age 59½), this is an early withdrawal.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base		Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000		$5,000	0
2	$100,000	$100,000	$100,000		$5,000	0
3	$100,000	$100,000	$100,000		$5,000	0
4	$100,000	$100,000	$100,000		$5,000	0
5	$100,000	$100,000	$100,000		$5,000	0
6	$100,000	$100,000	$100,000		$5,000	0
7	$100,000	$100,000	$100,000		$5,000	$10,000
At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:
Your new Bonus Base		=	100,000	x	100,000 – 10,000
					100,000

		=	100,000	x	90,000
					100,000

		=	100,000	x	0.90000

		=	90,000

Your new Withdrawal
Benefit Base		=	100,000	x	100,000 –10,000
					100,000

		=	100,000	x	90,000
					100,000

		=	100,000	x	0.90000

		=	90,000

Your new Annual Withdrawal Amount will be reset to equal 5% of your new Withdrawal Benefit Base or $4,500.  You will be eligible to begin taking your Annual Withdrawals without decreasing your Withdrawal Benefit Base beginning on your RIE Coverage date.

You should be aware that early withdrawals could severely reduce (or even exhaust) your RIE.
In addition to reducing your RIE, any withdrawal before you reach age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Withdrawal Benefit Base will also be reduced to zero. Therefore, your Contract, as well as your RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Fund, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of the RIE

If you elect the RIE, we will deduct a quarterly fee from your Account Value ("RIE Fee"). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base.  This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage).  The maximum RIE Fee you can pay in any one Contract Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Contract Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Contract Year, unless you take one of the following specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

●	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Fund will not affect your RIE Fee during an Contract Year.  However, as explained under "Step-Up Under the RIE," favorable investment performance may cause the Withdrawal Benefit Base to increase on an Contract Anniversary.  That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under "Cancellation of the RIE".
We reserve the right to make special offers from time to time.  Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.
Step-Up Under the RIE

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied.  First, you must meet certain eligibility requirements:

●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 5% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See "Designated Funds.")

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts.  If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time.

●	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage.  In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended.  You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.  Here is an example of how we calculate a step-up under a RIE:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.)  Assume that, because of good investment performance of the Designated Fund during Contract Year 2, your Account Value has grown to $125,000 by the beginning of Contract Year 3.  Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base.  Assume that we have not increased the percentage used to calculate the RIE fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000.  Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250.

Contract Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals

1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$105,000	$100,000	$5,250	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$131,250	$125,000	$6,563	0
5	$125,000	$137,500	$125,000	$6,875	0
6	$125,000	$143,750	$125,000	$7,188	0
7	$125,000	$150,000	$125,000	$7,500	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Contract Anniversary (i.e., ten years after the step-up).

Designated Funds

To participate in the RIE, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the RIE. (The “term” of the RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described under "Cancellation of the RIE," "Depleting Your Account Value," and "Annuitization Under the RIE.") Only the following Funds, dollar-cost averaging program options, and asset allocation models currently qualify as "Designated Funds":

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Dollar-Cost Averaging Program Options	Van Kampen UIF Equity & Income Portfolio II
6-Month DCA Guarantee Option	Franklin Templeton VIP Founding Funds Allocation Fund
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Note that we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund.  In such case, if you are invested in a Fund that has been declared by us no longer to be a Designated Fund, you may have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit rider will continue with all of the benefits except for step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing the RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while the RIE is in effect.  On a co-owned contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while the RIE is in effect.  Whereas single-life coverage provides annual withdrawals under the RIE only until any Owner dies, joint-life coverage provides annual withdrawals under the RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including the RIE) ends.  To take annual withdrawals under the RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.)  See also “Death of Owner Under the RIE.”
If you have elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 63 on the Issue Date, and will be the first Contract Anniversary after the younger spouse attains (or would have attained) age 63 if the younger spouse is less than age 63 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.)  Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date.  Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage

63 - 74	5%
75 - 79	6%
80 or older	7%
                 *These age ranges will be different if you elected single-life coverage.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE.  Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.
The two spouses on the Issue Date are the only two people covered under the joint-life feature.  If an Owner remarries, the new spouse is not covered under the joint-life feature.  Therefore, if the spouse on the Issue Date is no longer your spouse, the RIE benefits continue for your life and, when you die, annual withdrawals are no longer available.  Note that when you elect joint-life coverage you also elect the higher joint-life fee.  That fee will not change as long as the RIE is in effect, regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under the RIE can be made and in light of the higher fee for joint-life coverage.

Under joint-life coverage, after the younger spouse reaches age 63, we will increase your Withdrawal Benefit Base by an amount equal to 5% of your Bonus Base if you make no withdrawals during the preceding Contract Year.

Joint-life coverage may not be available on all Contracts.

Cancellation of the RIE

Should you decide that the RIE is no longer appropriate for you, you may cancel the RIE at any time.  Upon cancellation, all benefits and charges under the RIE shall cease. Once cancelled, the RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the RIE will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel your RIE.

Death of the Owner Under the RIE with Single-Life Coverage

If you selected single-life coverage, the RIE terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election the RIE is available to new Owners and your surviving spouse meets certain eligibility requirements).  If the surviving spouse makes such election:

●	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

●	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of the Owner Under the RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of an Owner on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected.  In such case, if an Owner dies while participating in the RIE, the provisions of the section titled “Death of the Owner Under the RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Owners dies, the RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract.  In such case:

●	the new Account Value will be equal to the Death Benefit;

●	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Owner; and

●	the Withdrawal Benefit Base will remain unchanged until the next Contract Anniversary when a step-up could apply due to an increase in Account Value (see "Step-Up Under the RIE");

●
if withdrawals under the RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

●	if withdrawals under the RIE have already begun, the Lifetime Withdrawal Percentage will not change; and

●	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including the RIE, will terminate.

If you purchased joint-life coverage and the deceased Owner's surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under the RIE

Under the terms of the RIE, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
Annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Withdrawal Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as the RIE. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: Income ON DemandSM BENEFIT

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as the Income ON Demand Benefit (the "Income ON Demand Benefit" or "Income ON Demand Rider"). To describe how the Income ON Demand Benefit works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 59½ at issue, otherwise the first Contract Anniversary following your 59th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Contract Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59½ without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your cost for the Income ON Demand Benefit.

You and Your:
The terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner, as described under "Your Death Under the Income ON Demand Benefit." In the case of a non-natural Owner, these terms refer to the oldest annuitant.

The Income ON Demand Benefit may not be appropriate for all investors. Before purchasing the Income ON Demand Benefit, you should carefully consider the following:

The Income ON Demand Benefit may be appropriate for investors who:

●	want a steady stream of income for life beginning at age 59½.
●	want to store income for later years, rather than having to take a specified percentage every year.
●	can wait until age 59½ to begin receiving that income.

The Income ON Demand Benefit may be inappropriate for investors who:

●
anticipate the need for excess withdrawals (i.e., withdrawals in excess of those permitted annually under the terms of the Income ON Demand Benefit) or early withdrawals (i.e., withdrawals prior to age 59½).

●	want to invest in funds other than a "Designated Fund."
●	are significantly younger than 59½ on the Issue Date, because the Income ON Demand Benefit does not begin to accrue lifetime benefits until you are age 59½.
●	are invested in contributory plans, because the Income ON Demand Benefit prohibits any Purchase Payments after the first Contract Anniversary.

You may combine your Income ON Demand Benefit with any optional death benefit rider.  Upon annuitization, Income ON Demand and any elected optional death benefit rider automatically terminate.

You may elect to participate in the Income ON Demand Benefit, provided that:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where the Owner resides;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Owner, the oldest Annuitant has not attained age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds," that we make available with the Income ON Demand Benefit; and

●	you do not elect any other optional living benefit rider available under your Contract.

The Income ON Demand Benefit allows you to withdraw a guaranteed amount each year, beginning at age 59½, until the death of any Owner, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be used for later withdrawals. The amount you can withdraw each year can be increased or decreased as described under "Determining Your Stored Income Balance."

In addition, if you make no withdrawals during the first 10 Contract Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in the Income ON Demand Benefit, you may not make Purchase Payments after the first year following your Issue Date.  After the first Contract Anniversary, any Purchase Payments submitted by an Owner while participating in Income ON Demand Benefit will be treated as “Not in Good Order” and returned to the Owner, unless the Owner instructs us to terminate his participation in the rider.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

●	decreased following any withdrawals you take prior to becoming age 59½;

●	decreased following any withdrawals you take after becoming age 59½, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

●	increased by any step-ups as described under "Step-Up Under the Income ON Demand Benefit";

●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under "How the Income ON Demand Benefit Works"; and

●	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

●	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

●	increases on each Contract Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

●	decreases by the amount of any withdrawals you take, and

●	decreases by the amount you use in exercising your "one-time" option to increase your Income Benefit Base (described under "How the Income ON Demand Benefit Works").

How the Income ON Demand Benefit Works

Under the terms of the Income ON Demand Benefit, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero, as long as your Income Benefit Base is greater than zero, you will receive an amount equal to your Annual Income Amount every year of your life unless you choose to cancel the Rider. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are at least age 59½ without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease your total Income ON Demand Benefit, as described further under "Withdrawals Under the Income ON Demand Benefit" and "Tenth-Year Credit." Note also that investing in any Fund, other than a "Designated Fund," will cancel the Income ON Demand Benefit as described under "Cancellation of the Income ON Demand Benefit."

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a "one-time" increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59½ without affecting your Income Benefit Base. If, at any time after age 59½ and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

●	your Stored Income Balance will be decreased by the amount withdrawn, and

●	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Contract Anniversary and the Contract Anniversary following your 70th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

●	your Stored Income Balance will be decreased by the amount used;

●	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

●	your Annual Income Amount will be reset on your next Contract Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this "one-time" option, your new Annual Income Amount will be added to your Stored Income Balance on each Contract Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how the Income ON Demand Benefit works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Contract Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under the Income ON Demand Benefit

     Withdrawals After Age 59½

Starting at age 59½, you may take annual withdrawals up to your Stored Income Balance without affecting your Income ON Demand Benefit. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59½ are subject to withdrawal charges only to the extent they are in excess of the greatest of:

●	the free withdrawal amount permitted under your Contract,

●	your Stored Income Balance, or

●	your yearly Required Minimum Distribution Amount (subject to conditions discussed under "Tax Issues Under the Income ON Demand Benefit").

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

     Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Contract Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce your Income ON Demand Benefit. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 – ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)

11	$1,000	→	$2,000
12	$1,000	→	$3,000
13	$1,000	→	$4,000
14	$1,000	→	$5,000
15	$1,000	→	$6,000

     Withdrawals Prior to Age 59½ (Early Withdrawals)

All withdrawals taken before age 59½, including any "free withdrawal amounts," will be considered "early withdrawals" and the Income Benefit Base will be reset to equal the lesser of:

●	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

●	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59½ will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the "free withdrawal amount" permitted under your Contract. Early withdrawals could severely reduce (or even exhaust) your Income ON Demand Benefit. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 54 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Income ON Demand Benefit. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under the Income ON Demand Benefit do not begin to accrue until the first Contract Anniversary after your 59th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Contract Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Contract Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)

1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your Income ON Demand Benefit, any withdrawal before age 59½ could have adverse tax consequences. You should consult a qualified tax professional for more information.

     Depleting Your Account Value

If your Account Value is reduced to zero as a result of an "excess withdrawal" or an "early withdrawal" (as described above), your Stored Income Balance and your Income Benefit Base will both be reduced to zero. Therefore, your Contract, as well as your Income ON Demand Benefit, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but the Income ON Demand Benefit will continue.  That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Contract Anniversary after your Account Value goes to zero and continue for as long as you live. If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your "annual lifetime payments," you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your "annual lifetime payments"), if you have not already exercised this one-time option as described under "How the Income ON Demand Benefit Works," or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to certain tax consequences. You should consult  a qualified tax professional for more information.

Cost of the Income ON Demand Benefit

If you elect the Income ON Demand Benefit Rider, we will deduct a quarterly fee from your Account Value ("Income ON Demand Fee"). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter. The maximum Income ON Demand Fee you can pay in any one Contract Year is equal to 0.65% of the highest Income ON Demand Benefit Base at any point in that Contract Year.

Your Income ON Demand Fee will not change during a Contract Year, unless you take one of three specific actions:

●	If you make an additional Purchase Payment during your first Contract Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

●	If you make a withdrawal prior to age 59½ or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during a Contract Year. However, as stated under "Step-Up Under the Income ON Demand Benefit," favorable investment performance may cause the Income Benefit Base to increase on a Contract Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under "Cancellation of the Income ON Demand Benefit".

Tenth-Year Credit

If you make no withdrawals during your first ten Contract Years, on your tenth Contract Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under the Income ON Demand Benefit

Regardless of your age on the Issue Date, on each Contract Anniversary prior to your maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.)

●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time.

●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up your Income ON Demand Benefit. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your Income ON Demand Benefit will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Designated Funds

To participate in the Income ON Demand Benefit, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the Income ON Demand Benefit. (The term of the Income ON Demand Benefit is for life, unless your Income Benefit Base is reduced to zero or your Income ON Demand Benefit is terminated or cancelled as described under "Cancellation of the Income ON Demand Benefit," "Depleting Your Account Value," and "Annuitization Under the Income ON Demand Benefit.") The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Dollar-Cost Averaging Program Options	Van Kampen UIF Equity & Income Portfolio II
6-Month DCA Guarantee Option	Franklin Templeton VIP Founding Funds Allocation Fund
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Cancellation of the Income ON Demand Benefit

Should you decide that the Income ON Demand Benefit is no longer appropriate for you, you may cancel the Income ON Demand Benefit at any time. Upon cancellation, all benefits and charges under the Income ON Demand Rider shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Income ON Demand Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel the Benefit.

Death of the Owner Under the Income ON Demand Benefit

The Income ON Demand Rider terminates on the death of any Owner and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Benefit Rider on the original Contract (assuming that, at the time of such election, the Income ON Demand Benefit is available to new Owners and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

●	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

●	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

●	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

●	the new Stored Income Balance will be reset to zero.

Annuitization Under the Income ON Demand Benefit

Under the terms of the Income ON Demand Benefit, if your Account Value is greater than zero on your maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an "early withdrawal" or an "excess withdrawal"), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see "Depleting Your Account Value."

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Income ON Demand. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

OPTIONAL LIVING BENEFIT RIDER: RETIREMENT ASSET PROTECTORSM

On or before the Issue Date, you may elect to participate in an optional living benefit rider known as the Retirement Asset Protector Rider. To describe how the Retirement Asset Protector Rider works, we use the following definitions:

Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under "Step-Up Under the Retirement Asset Protector Rider."

GMAB Maturity Date:
The date when the Retirement Asset Protector Rider matures. If you are younger than 80 on the Issue Date, your GMAB Maturity Date is the later of your 10th Contract Anniversary or 10 years from the date of your most recent step-up. (See "Step-Up Under the Retirement Asset Protector Rider.") If you are 80 on the Issue Date, your GMAB Maturity Date is your maximum Annuity Commencement Date.

You and Your:
Under the Retirement Asset Protector Rider, the terms "you" and "your" refer to the oldest Owner or the surviving spouse of the oldest Owner as described under "Your Death Under the Retirement Asset Protector Rider." In the case of a non-natural Owner, these terms refer to the oldest annuitant.

The Retirement Asset Protector Rider is designed for long-term investors. It provides them with the security of knowing that their investments will be protected during down markets or, if that guarantee is not needed, that their Retirement Asset Protector Fees will be refunded. The Retirement Asset Protector Rider guarantees a return of the greater of:

●	the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●	your total fees paid for the Retirement Asset Protector Rider ("Retirement Asset Protector Fees"),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

The Retirement Asset Protector Rider may be appropriate for investors who:

●	want to protect their principal and who can afford to wait at least 10 years before withdrawing from their investment.
●	want a refund of their fees if the guarantee is not needed.

The Retirement Asset Protector Rider may be inappropriate for investors who:

●	want lifetime income guarantees.
●	want to invest in funds other than a "Designated Fund."
●	are invested in contributory plans, because the Retirement Asset Protector Benefit prohibits any Purchase Payments after the first Contract Anniversary.

You may elect to participate in the Retirement Asset Protector Rider, if:

●	the rider is available for sale both in the state where the Contract is sold, and in the state where the Owner resides;

●
neither the oldest Owner nor the oldest Annuitant has attained age 81 on or before the date we receive your application in good order (in the case of a non-natural Owner, the oldest Annuitant has not reached age 81 on or before that date);

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds," that we make available with the Retirement Asset Protector Rider; and

●	you do not elect any other optional living benefit rider available under your Contract.

If you are participating in the Retirement Asset Protector Rider, you may not make Purchase Payments after the first year following your Issue Date.

Cost of the Retirement Asset Protector Rider

If you elect the Retirement Asset Protector Rider, we will deduct a quarterly fee from your Account Value ("Retirement Asset Protector Fee"). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.0875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Contract Year is equal to 0.35% of the highest Retirement Asset Protector Benefit Base at any point in that Contract Year.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

●	If you made an additional Purchase Payment during your first Contract Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

●	If you elect a "step-up" of your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

●	you annuitize your Contract;

●	the Retirement Asset Protector Rider matures on the GMAB Maturity Date;

●	your Retirement Asset Protector Rider is cancelled as described under "Cancellation of the Retirement Asset Protector Rider;" or

●	your Account Value is reduced to zero.

How the Retirement Asset Protector Rider Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of (a) any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges and (b) the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date. To determine the value of (b), we multiply

●	the sum of the value of the Retirement Asset Protector Benefit Base on the last day of each Account Quarter since the Issue Date times

●	one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4).

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under the Retirement Asset Protector Rider:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●	Assume you make an additional Purchase Payment of $50,000 on February 2, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●	Assume you make no withdrawals or additional Purchase Payments prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of poor investment performance, your Account Value on January 2, 2017 is $140,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($150,000 - $140,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $10,000 to your Account Value.

●
Assume instead that, because of better investment performance, your Account Value on January 2, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under the Retirement Asset Protector Rider

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Taking withdrawals may reduce the value of your Retirement Asset Protector Rider by an amount greater than the amount of the withdrawal. Here is an example of how we handle withdrawals under the Retirement Asset Protector Rider:

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●	Assume you make no additional withdrawals prior to the GMAB Maturity Date on January 2, 2017.
●
Assume that, because of investment performance, your Account Value on January 2, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under the Retirement Asset Protector Rider

On or after your first Contract Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Contract Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in the Retirement Asset Protector Rider, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least 1 full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates.

Under the Retirement Asset Protector Rider, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under the Retirement Asset Protector Rider will "mature" on your 10th Contract Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under the Retirement Asset Protector Rider will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector Rider matures (the "GMAB Maturity Date"), we will credit the greater of:

●	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

●	the total amount of fees you paid for the Retirement Asset Protector Rider.

●
Assume that you purchased a Contract on January 2, 2007 with an initial Purchase Payment of $100,000 and you selected the Retirement Asset Protector Rider. Assume further that your Retirement Asset Protector Fees remain constant until the GMAB Maturity Date. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

●
Assume that, on January 2, 2008, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be January 2, 2018.

●	Assume you make no withdrawals prior to the GMAB Maturity Date on January 2, 2018.
●
Assume that your Account Value on January 2, 2018 is $112,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $6,000 ($118,000 - $112,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 4) + ($118,000 x 40)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $4,480. Therefore, we will credit $6,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of the Retirement Asset Protector Rider if we determine that, based upon market conditions at the time of the step-up, we can no longer offer the Retirement Asset Protector Rider to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth under "Cost of the Retirement Asset Protector Rider." In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Renewal of the Retirement Asset Protector Rider

If you elect to participate in the Retirement Asset Protector Rider and you remain in the Rider until it matures, you may elect to renew your participation in the Retirement Asset Protector Rider, provided that we are still offering the Retirement Asset Protector Rider to new Owners. Upon renewal, the annual charge for participation in the Retirement Asset Protector Rider will be extended under the terms and conditions applicable to new Owners at that time. We reserve the right, in our sole discretion, to stop offering the Retirement Asset Protector Rider to new Owners, in which case renewals will no longer be available.

Designated Funds

To participate in the Retirement Asset Protector Rider, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the GMAB Maturity Date. Your application package contains a list of the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Dollar-Cost Averaging Program Options	Van Kampen UIF Equity & Income Portfolio II
6-Month DCA Guarantee Option	Franklin Templeton VIP Founding Funds Allocation Fund
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" and in "APPENDIX I -- BUILD YOUR PORTFOLIO."
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, amend the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Cancellation of the Retirement Asset Protector Rider

You may cancel the Retirement Asset Protector Rider at any time. Upon cancellation, all benefits and charges under the Rider shall cease.  Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under "Transfer Privilege," the Retirement Asset Protector Rider will be cancelled automatically:

●	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract will also cancel the Benefit.

Your Death Under the Retirement Asset Protector Rider

If the Owner dies while participating in the Retirement Asset Protector Rider, all benefits and charges under the Rider will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse has two options under the Contract (assuming that, at the time of such election, that the rider is available to new Owners and the surviving spouse meets certain eligibility requirements).

(1)
The spouse can automatically continue in the Retirement Asset Protector Rider even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.")  The GMAB Maturity Date does not change.

(2)
The surviving spouse can elect to participate in a new Retirement Asset Protector Rider on the original Contract. The Retirement Asset Protector Fee may be higher than your current fee. The Retirement Asset Protector Fee will be set by us based upon market conditions at the time of election. The Retirement Asset Protector Benefit Base will be equal to the Account Value after the death benefit has been credited. The new GMAB Maturity Date will be 10 years after the Retirement Asset Protector Rider has been re-elected.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Retirement Asset Protector. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders."

BUILD YOUR PORTFOLIO

Among the choices of "Designated Funds" is a selection of funds ("portfolio model") that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from each of five asset classes: cash and short-term bond funds; intermediate and long-term bond funds; core equity funds; growth equity funds; and specialty funds. Altogether you must choose at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix I.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege," Short-Term Trading," and "Funds' Shareholder Trading Policies.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. (Under the terms of the living benefit riders, however, there are certain limits on the times when you can make additional Purchase Payments.) Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contract may be subject to certain Required Minimum Distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we assume for all plans that the Qualified Contract is the only asset and we determine a yearly RMD amount for only this Contract ("Yearly RMD Amount").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Tax Issues Under the Secured Returns for Life Plus Benefit

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.
If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Tax Issues Under the Retirement Income Escalator Benefit

When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the Retirement Income Escalator Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Retirement Income Escalator Benefit, we reduce your Account Value and your Annual Withdrawal Amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See "Withdrawals under the RIE.") Notice will be given to Contract Owners before we exercise this right.
Tax Issues Under the Income ON Demand Benefit

When you elect to participate in the Income ON Demand Benefit, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your Income ON Demand Benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under the Income ON Demand Benefit as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the Income ON Demand Benefit, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

●
you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70½ rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

●	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Contract Year, more than one calendar year's Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see "Withdrawals Under the Income ON Demand Benefit"), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.
Tax Issues Under the Retirement Asset Protector Rider

If you withdraw all or a portion of your retirement plan's Yearly RMD Amount from the your Qualified Contract while participating in the Retirement Asset Protector Rider, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see "Withdrawals Under the Retirement Asset Protector Rider").

DEATH BENEFIT

If the Owner dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Owner, we may pay the death benefit to the surviving Owner, if any, or, if there is no Owner, in one sum to your estate. We do not pay a death benefit if the Owner dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Owner, we will pay the death benefit upon the first death of such Owners.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Owner in an acceptable form, if you have elected a death benefit payment method before the death of the Owner and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general the death benefit will be the greater of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs; and

(2)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

Optional Death Benefit Rider

You may enhance the "basic death benefit" by electing an optional death benefit rider known as the Maximum Anniversary Account Value Rider ("MAV"). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider. (For a description of the charge, see "Charges for Optional Benefit Riders.") The rider is available only if you are younger than 80 on the Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under the optional death benefit rider will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit."

Under the MAV rider, the death benefit will be the greater of:
●	the amount payable under the basic death benefit above, or

●
your Highest Account Value on any Contract Anniversary before the Owner's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Contract Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Contract Year ending on that Contract Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Anniversary Account Value.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

Spousal Continuance
If you are the Owner and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract as the Owner, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including the optional death benefit rider you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.
Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of the "Basic Death Benefit" or under the optional death benefit rider, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under option (2) of the "Basic Death Benefit" or under the optional death benefit rider, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."
During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our Annuity Service Address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.
If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Owner, if any, or the estate of the deceased Owner automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance."

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals and Withdrawal Charge.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●
The latest possible Annuity Commencement Date ("maximum Annuity Commencement Date") is the first day of the month following the Annuitant's 90th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available if your Contract has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.60% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Contract Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract.

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Owner's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Contract belongs to the individual to whom the Contract is issued. All Contract rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Owner prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Owner named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the original Owner and not the new Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis to employer plans may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Owner Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, or others, or the authority of any such persons to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners
We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds.  Such confirmations will be sent within two business days after the transaction occurs.
In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by an Owner; and (4) restrict or eliminate any of the voting rights of Owners or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Owners or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Service Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the Owner's investment in the Contract.  Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includable in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract.  We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts.  If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59½, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59½.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Contract Owner or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.00% of Purchase Payments, and 1.25% annually of the Owner's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.
In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.
As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.
You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.
Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2005, 2006, and 2007, approximately $193,244, $95,649, and $375,355, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.
AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Superintendent has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

In addition, affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, are regulated under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Insurance and Annuity Company of New York

Advertising and Sales Literature
Tax-Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

To:	Sun Life Insurance and Annuity Company of New York
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Choice NY Variable and Fixed Annuity
Sun Life (N.Y.) Variable Account C.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Owner is still alive) during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Owner's death. Notwithstanding the foregoing, if there are Co-Owners of a Non-Qualified Contract, the surviving Co-Owner will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

COMPANY ("WE," "US," "SUN LIFE (N.Y.)"): Sun Life Insurance and Annuity Company of New York.

CONTRACT: A Contract issued by the Company on an individual basis.

CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Contract Anniversary is the last day of a Contract Year. Each Contract Year after the first is the 365-day period that begins on your Contract Anniversary. For example, if the Issue Date is on March 12, the first Contract Year is determined from the Issue Date and ends on March 12 of the following year. Your Contract Anniversary is March 12 and all Contract Years after the first are measured from March 12. (If the Contract Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Owner's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Owner, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading and on other Business Days.

VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," and/or "Co-Owner" as those terms are identified in the Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
CALCULATIONS OF WITHDRAWAL CHARGES

Part 1: Variable Account

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

						Payment
		Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
	Contract	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
	Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	8.00%	$2,800
	2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	8.00%	$3,128
	3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Contract Years ("New Payments"). In Contract Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Contract Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Contract Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and there are a series of 4 partial withdrawals made during the fourth Contract Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
Contract	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$ 6,000	$ 0	8.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$ 6,000	$ 0	8.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$ 9,600	$ 0	7.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$ 6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Contract Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Contract Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits. Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Contract Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example on the previous page.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that death occurs in Contract Year 2, that all of the money is invested in the Sub-Accounts, that no Withdrawals have been made, and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00

Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00

Adjusted Purchase Payments*	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
SECURED RETURNS FOR LIFE BENEFIT

The following information applies to your Contract if you elected to participate in the Secured Returns for Life Optional Living Benefit Rider and did not replace it with the Secured Returns for Life Plus rider, which was available for such replacements for a limited period of time beginning in April 2006. (The Secured Returns for Life Plus rider is described under "Optional Living Benefit Rider: Secured Returns for Life Plus" in the prospectus to which this Appendix is attached.) The Secured Returns for Life rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of Secured Returns for Life are no longer available.

Secured Returns for Life ("Secured Returns for Life" or "Benefit") guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments "for Life." Certain actions you take may reduce, or even exhaust, your benefit.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date	The date when the AB Plan matures which is on the 10th Contract Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the "GLB amount"):
The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the "GLB Base"):
A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Contract Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:
The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the "RGLB amount"):
If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Build Your Portfolio	Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Dollar-Cost Averaging Program Options	Van Kampen UIF Equity & Income Portfolio II
6-Month DCA Guarantee Option	Franklin Templeton VIP Founding Funds Allocation Fund
12-Month DCA Guarantee Option

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our "build your portfolio" program. That portfolio model and the "build your portfolio" program are described in "BUILD YOUR PORTFOLIO" in the Prospectus to which this Appendix is attached.
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, amend the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 90th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under "Step -Up") and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Contract Anniversary will be reduced depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Contract Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Contract Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under "Withdrawals Under Secured Returns for Life."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Contract Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Contract Year after your first Contract Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Contract Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under "Withdrawals Under Secured Returns for Life."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit ("AB") Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Contract Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Contract Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under Secured Returns for Life.")

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent "Step-Up Date," described under "Step-Up."

Under the WB Plan, after your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of the Secured Returns for Life Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	your benefit is revoked; or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Contract Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

●	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Contract Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Contract Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Contract Anniversary.

Anytime after your 7th Contract Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Contract Anniversary, you may elect to increase your guaranteed amount to your then current Account Value ("step-up"). Currently, this step-up election may be made on any day after your third Contract Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Contract Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB amount, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step- up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under "Guaranteed Minimum Withdrawal Benefit ("WB") Plan." (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Contract Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Considerations

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns for Life. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of the Secured Returns for Life Plus rider, it also applies to the Secured Returns for Life rider.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Contract Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

●	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Contract Year, we guarantee the return of 85% of that Purchase Payment, or $68,000.  On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years.  Assume you make no subsequent Purchase Payments.  Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero.  On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years.  Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday.  On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years.  Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year.  Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000.  On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero.  On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years.  Also assume that you do not elect to step-up at any time.

●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79.  The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23.  The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69.  The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2016.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made.  Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷$110,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount;  Poor Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330.  In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume your Designated Fund earns -2% in Contract Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Fund earns 2% in Contract Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue.  Also assume that you elect the WB plan on January 1, 2006.  Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 – ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609.  Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609.  Your Maximum WB Amount is 5% of $7,609, or $380.  Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609.  Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Fund earns -2% in Contract Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount).  Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies, or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000.  Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

●
Assume you are age 65 at issue.  Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.  Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract.  On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up.  On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*
Note:  Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184.  Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

●
Assume that you did not elect the WB plan at any time.  Assume that your Account Value was $150,000 on January 1, 2009.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX E -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:
Large-Cap Equity Funds	Real Estate Equity Funds
MFS® Capital Appreciation Portfolio - S Class	Sun Capital Global Real Estate Fund® - Initial Class
MFS® Strategic Value Portfolio - S Class	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class
Mid-Cap Equity Funds
MFS® Mid Cap Growth Portfolio - S Class
MFS® Mid Cap Value Portfolio - S Class
Massachusetts Financial Services Company advises the MFS® Funds.  Sun Capital Advisers LLC advises the Sun Capital Funds.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Emerging Markets Equity Funds
MFS® Emerging Markets Equity Portfolio - S Class
MFS® Growth Portfolio - S Class	Small-Cap Equity Funds
MFS® Massachusetts Investors Growth Stock	MFS® New Discovery Portfolio - S Class
Portfolio - S Class	Oppenheimer Main Street Small Cap Fund/VA
MFS® Blended Research Core Equity Portfolio - S Class	- Service Shares
MFS® Research Portfolio - S Class

Massachusetts Financial Services Company advises the MFS® Funds. OppenheimerFunds, Inc. advises the Oppenheimer Funds.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds	Mid-Cap Equity Funds
Lord Abbett Series Fund Growth & Income Portfolio -	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class VC	Short-Term Bond Funds
Asset Allocation Funds	PIMCO VIT Low Duration Portfolio - Admin. Class
PIMCO VIT All Asset Portfolio - Admin. Class	High Yield Bond Funds
International/Global Equity Funds	MFS® High Yield Portfolio - S Class
Templeton Foreign Securities Fund - Class 2	Money Market Funds
Emerging Markets Equity Funds	MFS® Money Market Portfolio - S Class
Templeton Developing Markets Securities Fund -
Class 2

Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS® Funds.  Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

APPENDIX F -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for all Contracts issued prior to September 7, 2004. The following information applies to your Contract if you elected to participate in the Secured Returns Benefit and did not replace it with the Secured Returns 2 rider, which was available for such replacements for a limited period of time. The Secured Returns Benefit rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns Benefit are no longer available.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value.

Upon annuitization, the Benefit and any optional death benefit rider automatically terminate.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. The only Funds and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Van Kampen UIF Equity & Income Portfolio II
Franklin Templeton VIP Founding Funds Allocation Fund
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, amend the prospectus to give notice to prospective investors of the closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
If you elected to participate in the Secured Returns Benefit with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets.  If you elected the Secured Returns Benefit with the MAV optional death benefit rider, we assess your Contract an annual charge of 0.60% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Contract Anniversary, you may revoke the Secured Returns Benefit.  Once revoked, the Benefit may not be reinstated.  After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elect the Benefit in combination with the MAV rider, that optional death benefit rider will not be revoked and the charge of the rider (0.20% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege."  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Contract Anniversary.  After your 7th Contract Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value.  If you elected the Benefit in combination with the MAV rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.20% of your average daily Account Value) will remain.

If you elected the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit.  Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan.  There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Contract Anniversary or annuitization, whichever is earlier.  Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Contract Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated to the Designated Fund in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Contract Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Contract Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue.  In such case, the benefits under AB Plan will be determined according to the original 10-year period.  In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year, during which the WB Plan is in effect, until your remaining GLB amount equals zero.  This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Contract Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount.  In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Contract Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Contract Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Contract Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance " under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of the Secured Returns for Life Plus rider, it also applies to the Secured Returns rider. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan.  Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Contract Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance;  no WB election.

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

●	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2:  High investment performance;  no WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

●	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3:  Low investment performance;  WB election

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)).  Assume that, on that date, your Account Value is $0.  These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken.  At that time, the Benefit terminates.

EXAMPLE 4:  High investment performance;  WB election

●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●
Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5:  Withdrawals under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000).  Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6:  Withdrawals under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to  $88,000, and your remaining GLB amount is reduced to $95,000.  Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Contract Year without exceeding your maximum WB amount for the Contract Year.

●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000.  Your Account Value is thus reduced to $80,000.  This is now a new Contract Year, so the maximum WB amount has not yet been exceeded.  Your remaining GLB amount is reduced to $90,000.  Your maximum WB amount is still $7,000;  however, you can only withdraw $2,000 more this Contract Year without exceeding your maximum WB amount for the Contract Year.

●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Contract Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to  $74,000;  i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000).  Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years.  Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7:  Withdrawals with subsequent Purchase Payments under the AB Plan

●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000.  Your Account Value is reduced to $200,000.  Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000).  Assume you make no more withdrawals or subsequent Purchase Payments.

●	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8:  Withdrawals with subsequent Purchase Payments under the WB Plan

●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000.  Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500).  Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●
Assume that, on January 1, 2013, your Account Value equals $0.  Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years).  Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX G -
SECURED RETURNS 2 BENEFIT

The following information applies to your Contract if you elected to participate in the optional living benefit rider Secured Returns 2 and did not replace it with the Secured Returns for Life Rider, which was available for such replacements for a limited period of time beginning in November 2005. The Secured Returns 2 rider is no longer available for sale on new Contracts. Since we are no longer offering this rider to new Owners, renewals of the Secured Returns 2 Benefit are no longer available.

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements.  The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 79 or younger on the Open Date.  If you choose to participate in the Benefit, you must make your election no later than your Issue Date.  You may combine the Benefit with the MAV optional death benefit rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a "Designated Fund" at all times during the term of the plan:  a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. The only Funds and asset allocation models that currently qualify as "Designated Funds" are as follows:

Asset Allocation Models	Funds
Conservative Asset Allocation	Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Conservative Moderate Asset Allocation	Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Moderate Asset Allocation	Fidelity VIP Freedom 2020 Portfolio Service - Class 2
Moderate Aggressive Asset Allocation	Fidelity VIP Balanced Portfolio - Service Class 2
90/10 Masters Model	MFS® Total Return Portfolio - S Class
Oppenheimer Balanced Fund/VA - Service Shares
AllianceBernstein VPS Balanced Wealth Strategy Fund
Van Kampen UIF Equity & Income Portfolio II
Franklin Templeton VIP Founding Funds Allocation Fund
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.  If you are invested in a Designated Fund at the time we declare the Fund no longer to be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction.  If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into a current Designated Fund if you want to make subsequent Purchase Payments. (Note that subsequent Purchase Payments can only be made during the first Account Year.) We reserve the right to close Funds to new Contracts. We will, however, amend the prospectus to give notice to prospective investors of closing of any Fund.  If a Designated Fund is closed to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value.  The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125.  (See Example 12 in this Appendix.)  The specific amount of the quarterly charge will be reflected on your quarterly account statement.  We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked.  Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Contract Anniversary. Anytime after your 7th Contract Anniversary, you may revoke Secured Returns 2.  Once revoked, Secured Returns 2 may not be reinstated.  After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege" in the Prospectus to which this Appendix is attached.  If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled.  Once the Benefit has been cancelled, it cannot be reinstated.  After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Contract Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans:  the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Contract Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 76th birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan.  If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount.  (See "Free Withdrawal Amount" under "Withdrawal Charge" in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount ("GLB amount") proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Contract Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions.  Any such amount will be allocated to the Designated Fund in which you are invested at that time.  Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals.  One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period.   For each subsequent Purchase Payment after the second Contract Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Contract Year in which it was made, as follows:

Contract Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix.  Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Contract Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Returns 2 ("Refund Amount") by crediting the Refund Amount to your Account Value.  The Refund Amount will be allocated to the Designated Fund in which you are invested on such "maturity date." No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.  (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract.  If such election is made, the same Secured Returns 2 Benefit will apply.  Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature".  If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year, during which the WB Plan is in effect, until your remaining GLB amount equals zero.  Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan.  This set dollar amount, or "maximum WB amount," is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan.  You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Contract Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount.  In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Contract Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment.  Your maximum WB amount will increase by 7% of such subsequent Purchase Payment.  After your fourth Contract Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Contract Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter.  (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative.  That is to say, if you withdraw less than the maximum WB amount in any one Contract Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero.  If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable.  We will however, continue to pay the maximum WB amount each Contract Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit.  (See "Spousal Continuance" under "DEATH BENEFIT" in the Prospectus to which this Appendix is attached.)  In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Contract Anniversary, you may elect to increase ("step-up") your GLB amount or remaining GLB amount to your then current Account Value.  Currently, this step-up election may be made on any day after your fifth Contract Anniversary.  (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Contract Anniversary.)  On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date.  If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up.  You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount.  If you are in the AB Plan, you must be less than age 85 on the Step-Up Date.  If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change.  Without a step-up, your benefit under the AB Plan will "mature" on the 10th Contract Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date.  (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount."  After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of your new remaining GLB amount.  Note that, if you step-up in a particular Contract Year, any withdrawals previously made in that Contract Year are applied against your new "maximum WB amount."  (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Contract Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made.  (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.)  The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010.  Under the AB Plan that you have elected, your benefit matures on October 1, 2020.  For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 – 10/01/11	100%
2	10/02/11 – 10/01/12	100%
3	10/02/12 – 10/01/13	85%
4	10/02/13 – 10/01/14	85%
5	10/02/14 – 10/01/15	85%
6	10/02/15 – 10/01/16	70%
7	10/02/16 – 10/01/17	70%
8	10/02/17 – 10/01/18	70%
9	10/02/18 – 10/01/19	60%
10	10/02/19 – 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain tax considerations may be important to you in connection with a living benefit rider, such as Secured Returns 2. For a discussion of some of these considerations, please refer to "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" and "TAX CONSIDERATIONS - Impact of Optional Death Benefit and Optional Living Benefit Riders" in the Prospectus to which this Appendix is attached.

In this connection, under "TAX ISSUES UNDER OPTIONAL LIVING BENEFIT RIDERS" you should refer to "Tax Issues Under Secured Returns for Life Plus," for a discussion of the treatment of RMD distributions under a living benefit rider. Although that discussion is phrased in terms of the Secured Returns for Life Plus rider, it also applies to the Secured Returns 2 rider. (You may simply disregard any references in that discussion to Secured Returns for Life Plus features that are not also features of Secured Returns 2.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED THE SECURED RETURNS 2 BENEFIT ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.  However, assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000.  Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.  Assume that your Account Value was $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000.  Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $80,000.  The $7,000 withdrawals continue for seven more years.  Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount.  Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●
On December 31, 2007, your remaining GLB amount will be $86,000.  Assume that, on this date, your Account Value is $90,000.  The $7,000 withdrawals continue for two more years.  Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000.  Assume you elect to step-up.  Your maximum WB amount is calculated as 7% of $80,000 = $5,600.  However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021.  At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

●
Assume that you elect the WB plan at the beginning of your second Contract Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume no withdrawals are made.  On July 1, 2006, assume that your Account Value is $95,000.  The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●
Assume that you make another withdrawal of $5,000 on April 5, 2007.  This is now a new Contract Year, so the maximum WB amount has not been exceeded yet.  Your remaining GLB amount is now $90,000.  Assume that your Account Value is now $80,000.

●
Assume that you make another withdrawal of $5,000 on September 18, 2007.  Your total withdrawals in the current Contract Year are now $10,000 and exceed the WB maximum of $7,000.  Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000).  Therefore, your new remaining GLB amount is $74,000.  Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e.,  ($90,000 - $2,000) ÷ $7,000 = 12.57 years).  Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

●
Assume that you elect the WB plan at the beginning of your second Contract Year.  The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount).  However, assume you make no withdrawals.  On February 1, 2010, assume that your Account Value is $124,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up.  Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000.  Your remaining GLB amount is now $95,000. Your Account Value is now $120,000.  Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000.  Assume that you do step-up.  Your maximum WB amount is calculated as 7% of $120,000 = $8,400.  Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010.  Because you have already withdrawn $5,000 in the current Contract Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum.  Assume that you withdraw this $3,400.  Your remaining GLB amount is now $116,600 ($120,000 - $3,400).  Assume that your Account Value is now $118,000.

●
On January 2, 2011 you begin a new Contract Year.  Therefore, you can withdraw $8,400 in this new Contract Year without exceeding your WB maximum.  Assume that you do withdraw $8,400 in this Contract Year.  On December 31, 2011, the remaining GLB amount equals $108,200.  Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Contract Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●
Assume that you withdraw $7,400 on March 12, 2024.  At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops.  However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you make an additional $80,000 Purchase Payment.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●
On June 1, 2011, your GLB amount is reset to $140,000.  This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

●	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance.  Assume that your Account Value is $150,000 on January 1, 2010.  Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000.  Assume that you do elect to step-up.

●	On June 1, 2011, you make an additional $80,000 Purchase Payment.

●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)].  Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up).  Assume that on January 1, 2020 your Account Value is $280,000.  Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

●
Assume that you elect the WB plan at the beginning of the second Contract Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional Purchase Payment of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

●
Assume that on January 1, 2016, your Account Value is $0.  Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)].  Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020.  At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79.  The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125).  Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23.  The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125).  Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69.  The fee deducted on September 30, 2005 is  $129.30 ($103,443.69 x .00125).  Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2015.  On that date, your Account will be credited with a payment.  If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made.  Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX H -
SECURED RETURNS FOR LIFE PLUS BENEFIT EXAMPLES

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE PLUS.  YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Contract Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of  $80,000). Your accrued bonus amount remains at $10,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

●
Assume that you remain in the AB Plan until it "matures" on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider "matured" in the AB Plan, the accrued bonus amount becomes $0.  Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $208,375 at the cost and terms available to new Owners.

EXAMPLE 3: Withdrawals under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount).  Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Contract Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is  $100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750.

●
Assume that you take no more withdrawals in your third Contract Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Contract Year, you do not accrue a bonus amount in that Contract Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $87,500 at the cost and terms available to new Owners.

EXAMPLE 4: Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount).  Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Contract Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Contract Anniversary after your 59th birthday.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Contract Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Contract Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

●	On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after your first systematic withdrawal of $4,000:

●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Contract Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

●	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

●	Your Account Value equals zero.
●	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Contract Year.
●	Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $6,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

●	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years.

●	Assume your fund earns -2% in Contract Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

●	Your Account Value is $1,457.
●	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or
(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

●
Assume you are age 65 at issue.  Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

●	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Contract Year, you do not receive any bonus credits.

●	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

●	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

●	Your Account Value is $103,184.
●	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

●	Your Account Value is $103,184.
●	Your RGLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●	Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue, withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000.  Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue, subsequent Purchase Payments made, withdrawals not taken immediately.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you make a Purchase Payment of $60,000 in your second Contract Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the deposit. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $165,000, and
(ii)	your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650.
Your LIB will now become the greater of
(i)	your old LIB of $165,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $173,000, and
(b)	your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650.
Your Bonus Base remains at $160,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue, withdrawals taken.

●
Assume that you are age 65 at issue.  Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750.  Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $104,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $109,750.
Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $109,750, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue, excess withdrawal taken.

●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal of $6,000 in your second Contract Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of
(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500.
Your Bonus Base will be reduced to the lesser of
(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of
(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)	your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of

(i)	your old GLB Base of $90,000, and
(ii)	your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of
(i)	your old LIB of $90,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $94,500, and
(b)	your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725.
Your Bonus Base remains at $90,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $94,500, and
(ii)	your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of
(i)	your old LIB of $94,500, and
(ii)	the lesser of
(a)	your new RGLB amount of $99,000, and
(b)	your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950.
Your Bonus Base remains at $90,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue, withdrawals not taken immediately, Step-up elected.

●
Assume that you are age 65 at issue.  Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $100,000, and
(ii)	your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of
(i)	your old LIB of $100,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $105,000, and
(b)	your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $105,000, and
(ii)	your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of
(i)	your old LIB of $105,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $110,000, and
(b)	your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500.
Your Bonus Base remains at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $110,000, and
(ii)	your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $115,000, and
(b)	your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750.
Your Bonus Base remains at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first contract anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of

(i)	your old GLB Base of $118,000, and
(ii)	your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of
(i)	your old LIB of $118,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $123,900, and
(b)	your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195.
Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that while you are in your fourth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000.  Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of

(i)	your old GLB Base of $115,000, and
(ii)	your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of
(i)	your old LIB of $115,000, and
(ii)	the lesser of
(a)	your new RGLB amount of $120,000, and
(b)	your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000.
Your Bonus Base remains at $100,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on March 10, 2009 (in your third Contract Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.  Therefore, your new GLB amount is

$100,000 x ($70,000 / $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 / $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 / $80,000) = $8,750

●
Assume that while you are in your fourth Contract Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan.  Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812.  Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of

(i)	your old GLB Base of $96,250, and
(ii)	your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of
(i)	your old LIB of $96,250, and
(ii)	the lesser of
(a)	your new RGLB amount of $100,625, and
(b)	your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031.
Your Bonus Base remains at $87,500.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $100,625.  Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first contract anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

●
Assume that while you are in your fifth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195.  Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of

(i)	your old GLB Base of $123,900, and
(ii)	your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of
(i)	your old LIB of $123,900, and
(ii)	the lesser of
(a)	your new RGLB amount of $129,800, and
(b)	your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490.
Your Bonus Base remains at $118,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan.  The Owner can annuitize as long as  there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your second Contract Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that you take no withdrawals in your third Contract Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first contract anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up.  Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000.  Your AB plan "maturity date" is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

●
Assume that you take no withdrawals in your fourth Contract Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

●
Assume that while you are in your fifth Contract Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

●
Assume that you take no withdrawals in your fifth Contract Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of

(i)	your old GLB Base of $120,600, and
(ii)	your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of
(i)	your old LIB of $120,600, and
(ii)	the lesser of
(a)	your new RGLB amount of $126,200, and
(b)	your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310.
Your Bonus Base remains at $112,000.

●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Contract Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Contract Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan.  The Owner can annuitize as long as  there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts.  If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount equal to the ending January 1, 2017 Account Value at the cost and terms available to new Owners.

EXAMPLE 19: One Year Step-up elected under AB Plan.

●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount ("GLB amount") at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Contract Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

●
Assume that you remain in the AB plan until it "matures" on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has "matured" in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

●
If Secured Returns for Life Plus is still available to new Owners, you may elect to renew your participation in Secured Returns for Life Plus with a new GLB amount of $118,000 at the cost and terms available to new Owners.

APPENDIX I -
BUILD YOUR PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the "build your portfolio" program. This program is more fully described under "BUILD YOUR PORTFOLIO" in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the "Designated Funds" requirement under certain optional living benefit riders.
Fixed Income Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 60%	20% to 50%	0% to 30%	0% to 10%

PIMCO VIT Total Return Portfolio	Franklin Income Securities Fund	Franklin Small Cap Value Securities Fund	Franklin Strategic Income Securities Fund
Sun Capital Investment Grade Bond Fund®	Oppenheimer Balanced Fund/VA	SCSM Oppenheimer Main Street Small Cap Fund	MFS®/Sun Life High Yield Series[5]
MFS®/Sun Life Government Securities Series	Fidelity® VIP Balanced Portfolio	MFS®/Sun Life Emerging Growth Series[2]	PIMCO VIT Emerging Markets Bond Portfolio
MFS®/Sun Life Bond Series	Lord Abbett Series Fund All Value Portfolio	Oppenheimer Capital Appreciation Fund/VA	Sun Capital Global Real Estate Fund®
PIMCO VIT Real Return Portfolio	Lord Abbett Series Fund Growth & Income Portfolio[5]	SCSM Oppenheimer Large Cap Core Fund	PIMCO VIT All Asset Portfolio[5]
MFS®/Sun Life Money Market Series[5]	MFS®/Sun Life Value Series	Lord Abbett Series Fund Growth Opportunities Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
PIMCO VIT Low Duration Portfolio[5]	MFS®/Sun Life Total Return Series	Oppenheimer Main St. Small Cap Fund/VA2	Templeton Developing Markets Securities Fund[5]
Sun Capital Money Market Fund®	Van Kampen LIT Comstock	MFS®/Sun Life New Discovery Series[2]	MFS®/Sun Life Emerging Markets Equity Series[2]
SCSM Goldman Sachs Short Duration Fund	Mutual Shares Securities Fund	MFS®/Sun Life Strategic Growth Series[2]	MFS®/Sun Life Strategic Income Series[1]
	Lord Abbett Series Fund Mid-Cap Value Portfolio[5]	MFS®/Sun Life Mass Investors Growth Stock Series[2]	SCSM PIMCO High Yield Fund
	MFS®/Sun Life Utilities Series	MFS®/Sun Life International Value Series	Lazard Retirement Emerging Markets Series
	MFS®/Sun Life Capital Opportunities Series[2]	Templeton Foreign Securities Fund[5]
	MFS®/Sun Life Mass Investors Trust Series[2]	MFS®/Sun Life Research International Series
	MFS®/Sun Life Research Series[2]	Templeton Growth Securities Fund
	MFS®/Sun Life Core Equity Series	First Eagle Overseas Variable Fund
	SCSM Davis Venture Value Fund	Oppenheimer Global Securities Fund/VA
	Oppenheimer Main St. Fund®/VA	Columbia Marsico International Opportunities Fund, Variable Series
	Fidelity® VIP Freedom 2010 Portfolio	Fidelity® VIP Mid Cap Portfolio
	Fidelity® VIP Freedom 2015 Portfolio	Wanger USA[3]
	Fidelity® VIP Freedom 2020 Portfolio	Wanger Select, Variable Series[3]
	MFS®/Sun Life Strategic Value Series[1]	Columbia Small Cap Value[3]
	MFS®/Sun Life Mid Cap Value Series[1]	MFS®/Sun Life International Growth Series
	Huntington VA Dividend Capture Fund[5]	SCSM FI Large Cap Growth Fund
	Huntington VA Income Equity Fund[5]	Columbia Marsico Growth Fund, Variable Series[4]
	SCSM Lord Abbett Growth & Income Fund	Columbia Marsico 21st Century Fund, Variable Series[4]
	SCSM Goldman Sachs Mid Cap Value Fund	MFS®/Sun Life Capital Appreciation Series[1]
	AllianceBernstein VPS Balanced Wealth Appreciation Strategy Portfolio	MFS®/Sun Life Mid Cap Growth Series[1]
	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	MFS®/Sun Life Global Growth Series[1]

Fixed Income Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 60%	20% to 50%	0% to 30%	0% to 10%

	Franklin Templeton Founding Funds Allocation Fund	SCSM Blue Chip Mid Cap fund
	Van Kampen UIF Equity & Income Fund	Van Kampen UIF Mid Cap Growth Fund
	Van Kampen UIF Mid Cap Value Fund	AllianceBernstein International Growth Portfolio
AllianceBernstein VPS International Value Portfolio
Fidelity® VIP Contrafund

1 Only available if you purchased your Contract before February 2, 2004.
2 Only available if you purchased your Contract before March 5, 2007.
3 Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4] Only B Class shares available if you purchased your Contract on or after March 5, 2007.  Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

5 Only available if you purchased your Contract before March 10, 2008.

APPENDIX J -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS CHOICE NY should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

Columbia Marsico 21st Century Class B	01	2007	10.0000	12.1788	38,054

Columbia Marsico 21st Century Class B	02	2007	10.0000	12.1584	20,798

Columbia Marsico 21st Century Class B	03	2007	10.0000	12.1534	0

Columbia Marsico 21st Century Class B	04	2007	10.0000	12.1381	0

Columbia Marsico 21st Century Class B	05	2007	10.0000	12.1177	0

Columbia Marsico Growth Class B	01	2007	10.0000	11.8174	0

Columbia Marsico Growth Class B	02	2007	10.0000	11.7977	3,751

Columbia Marsico Growth Class B	03	2007	10.0000	11.7927	0

Columbia Marsico Growth Class B	04	2007	10.0000	11.7779	0

Columbia Marsico Growth Class B	05	2007	10.0000	11.7582	0

Columbia Marsico International Opp fund, Variable Fund	01	2007	10.0000	12.4885	1,863

Columbia Marsico International Opp fund, Variable Fund	02	2007	10.0000	12.4676	3,273

Columbia Marsico International Opp fund, Variable Fund	03	2007	10.0000	12.4624	0

Columbia Marsico International Opp fund, Variable Fund	04	2007	10.0000	12.4468	0

Columbia Marsico International Opp fund, Variable Fund	05	2007	10.0000	12.4259	0

Fidelity VIP Balanced Svc2	01	2007	10.0000	10.7604	1,032

Fidelity VIP Balanced Svc2	02	2007	10.0000	10.7424	1,349

Fidelity VIP Balanced Svc2	03	2007	10.0000	10.7379	0

Fidelity VIP Balanced Svc2	04	2007	10.0000	10.7244	0

Fidelity VIP Balanced Svc2	05	2007	10.0000	10.7064	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2007	11.1547	11.9301	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2006	10.3184	11.1547	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.0000	10.3184	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2007	11.1285	11.8777	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2006	10.3150	11.1285	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.0000	10.3150	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2007	11.1219	11.8646	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2006	10.3141	11.1219	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.0000	10.3141	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2007	11.1022	11.8255	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2006	10.3115	11.1022	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.0000	10.3115	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2007	11.0760	11.7734	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2006	10.3081	11.0760	0
Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.0000	10.3081	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2007	11.3650	12.2281	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2006	10.3936	11.3650	6,462
Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.0000	10.3936	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2007	11.3382	12.1744	69
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2006	10.3902	11.3382	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.0000	10.3902	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2007	11.3316	12.1611	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2006	10.3893	11.3316	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.0000	10.3893	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2007	11.3115	12.1209	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2006	10.3867	11.3115	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.0000	10.3867	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2007	11.2848	12.0675	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2006	10.3832	11.2848	0
Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.0000	10.3832	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2007	11.4990	12.4735	18,354
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2006	10.4346	11.4990	429
Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.0000	10.4346	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2007	11.4719	12.4188	18,442
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2006	10.4311	11.4719	18,096
Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.0000	10.4311	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2007	11.4652	12.4052	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2006	10.4302	11.4652	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.0000	10.4302	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2007	11.4449	12.3642	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2006	10.4276	11.4449	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.0000	10.4276	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2007	11.4178	12.3098	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2006	10.4241	11.4178	0
Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.0000	10.4241	0

Fidelity VIP Mid Cap Svc2	01	2007	10.0000	11.7120	94,985

Fidelity VIP Mid Cap Svc2	02	2007	10.0000	11.6924	44,983

Fidelity VIP Mid Cap Svc2	03	2007	10.0000	11.6875	0

Fidelity VIP Mid Cap Svc2	04	2007	10.0000	11.6728	0

Fidelity VIP Mid Cap Svc2	05	2007	10.0000	11.6532	0

First Eagle Overseas Variable Fund	01	2007	10.0000	10.6798	24,025

First Eagle Overseas Variable Fund	02	2007	10.0000	10.6619	36,108

First Eagle Overseas Variable Fund	03	2007	10.0000	10.6574	0

First Eagle Overseas Variable Fund	04	2007	10.0000	10.6440	0

First Eagle Overseas Variable Fund	05	2007	10.0000	10.6262	0

FRANKLIN Income Securities Class 2	01	2007	10.0000	10.2071	13,908

FRANKLIN Income Securities Class 2	02	2007	10.0000	10.1900	23,373

FRANKLIN Income Securities Class 2	03	2007	10.0000	10.1857	0

FRANKLIN Income Securities Class 2	04	2007	10.0000	10.1729	0

FRANKLIN Income Securities Class 2	05	2007	10.0000	10.1559	0

Franklin Small Cap Value Securities Fund	01	2007	16.7748	16.1533	19,260
Franklin Small Cap Value Securities Fund	01	2006	14.5354	16.7748	13,837
Franklin Small Cap Value Securities Fund	01	2005	13.5462	14.5354	1,952
Franklin Small Cap Value Securities Fund	01	2004	11.0969	13.5462	1,348
Franklin Small Cap Value Securities Fund	01	2003	10.0000	11.0969	0

Franklin Small Cap Value Securities Fund	02	2007	16.6671	16.0169	13,732
Franklin Small Cap Value Securities Fund	02	2006	14.4714	16.6671	6,011
Franklin Small Cap Value Securities Fund	02	2005	13.5138	14.4714	435
Franklin Small Cap Value Securities Fund	02	2004	11.0929	13.5138	393
Franklin Small Cap Value Securities Fund	02	2003	10.0000	11.0929	0

Franklin Small Cap Value Securities Fund	03	2007	16.6403	15.9829	0
Franklin Small Cap Value Securities Fund	03	2006	14.4554	16.6403	0
Franklin Small Cap Value Securities Fund	03	2005	13.5058	14.4554	0
Franklin Small Cap Value Securities Fund	03	2004	11.0919	13.5058	0
Franklin Small Cap Value Securities Fund	03	2003	10.0000	11.0919	0

Franklin Small Cap Value Securities Fund	04	2007	16.5600	15.8813	771
Franklin Small Cap Value Securities Fund	04	2006	14.4075	16.5600	1,266
Franklin Small Cap Value Securities Fund	04	2005	13.4815	14.4075	1,235
Franklin Small Cap Value Securities Fund	04	2004	11.0889	13.4815	1,299
Franklin Small Cap Value Securities Fund	04	2003	10.0000	11.0889	0

Franklin Small Cap Value Securities Fund	05	2007	16.4533	15.7467	0
Franklin Small Cap Value Securities Fund	05	2006	14.3438	16.4533	0
Franklin Small Cap Value Securities Fund	05	2005	13.4491	14.3438	0
Franklin Small Cap Value Securities Fund	05	2004	11.0849	13.4491	0
Franklin Small Cap Value Securities Fund	05	2003	10.0000	11.0849	0

FRANKLIN Strategic Income Securities Class 2	01	2007	10.0000	10.3658	839

FRANKLIN Strategic Income Securities Class 2	02	2007	10.0000	10.3485	289

FRANKLIN Strategic Income Securities Class 2	03	2007	10.0000	10.3442	0

FRANKLIN Strategic Income Securities Class 2	04	2007	10.0000	10.3312	0

FRANKLIN Strategic Income Securities Class 2	05	2007	10.0000	10.3139	0

Lord Abbett All Value Portfolio	01	2007	14.1549	14.9013	32,658
Lord Abbett All Value Portfolio	01	2006	12.5156	14.1549	25,620
Lord Abbett All Value Portfolio	01	2005	11.8619	12.5156	870
Lord Abbett All Value Portfolio	01	2004	10.3919	11.8619	0
Lord Abbett All Value Portfolio	01	2003	10.0000	10.3919	0

Lord Abbett All Value Portfolio	02	2007	14.0673	14.7789	26,590
Lord Abbett All Value Portfolio	02	2006	12.4634	14.0673	12,733
Lord Abbett All Value Portfolio	02	2005	11.8363	12.4634	542
Lord Abbett All Value Portfolio	02	2004	10.3906	11.8363	161
Lord Abbett All Value Portfolio	02	2003	10.0000	10.3906	0

Lord Abbett All Value Portfolio	03	2007	14.0454	14.7485	0
Lord Abbett All Value Portfolio	03	2006	12.4503	14.0454	0
Lord Abbett All Value Portfolio	03	2005	11.8299	12.4503	0
Lord Abbett All Value Portfolio	03	2004	10.3903	11.8299	0
Lord Abbett All Value Portfolio	03	2003	10.0000	10.3903	0

Lord Abbett All Value Portfolio	04	2007	13.9800	14.6573	1,141
Lord Abbett All Value Portfolio	04	2006	12.4112	13.9800	349
Lord Abbett All Value Portfolio	04	2005	11.8106	12.4112	0
Lord Abbett All Value Portfolio	04	2004	10.3893	11.8106	0
Lord Abbett All Value Portfolio	04	2003	10.0000	10.3893	0

Lord Abbett All Value Portfolio	05	2007	13.8932	14.5365	0
Lord Abbett All Value Portfolio	05	2006	12.3592	13.8932	0
Lord Abbett All Value Portfolio	05	2005	11.7851	12.3592	0
Lord Abbett All Value Portfolio	05	2004	10.3880	11.7851	0
Lord Abbett All Value Portfolio	05	2003	10.0000	10.3880	0

Lord Abbett Series Fund Growth and Income	01	2007	14.3237	14.6150	359,849
Lord Abbett Series Fund Growth and Income	01	2006	12.3806	14.3237	206,160
Lord Abbett Series Fund Growth and Income	01	2005	12.1549	12.3806	129,595
Lord Abbett Series Fund Growth and Income	01	2004	10.9378	12.1549	32,147
Lord Abbett Series Fund Growth and Income	01	2003	10.0000	10.9378	0

Lord Abbett Series Fund Growth and Income	02	2007	14.2317	14.4916	182,215
Lord Abbett Series Fund Growth and Income	02	2006	12.3260	14.2317	114,627
Lord Abbett Series Fund Growth and Income	02	2005	12.1258	12.3260	75,752
Lord Abbett Series Fund Growth and Income	02	2004	10.9338	12.1258	25,463
Lord Abbett Series Fund Growth and Income	02	2003	10.0000	10.9338	0

Lord Abbett Series Fund Growth and Income	03	2007	14.2088	14.4609	0
Lord Abbett Series Fund Growth and Income	03	2006	12.3124	14.2088	0
Lord Abbett Series Fund Growth and Income	03	2005	12.1186	12.3124	0
Lord Abbett Series Fund Growth and Income	03	2004	10.9328	12.1186	0
Lord Abbett Series Fund Growth and Income	03	2003	10.0000	10.9328	0

Lord Abbett Series Fund Growth and Income	04	2007	14.1402	14.3689	65,993
Lord Abbett Series Fund Growth and Income	04	2006	12.2716	14.1402	66,380
Lord Abbett Series Fund Growth and Income	04	2005	12.0968	12.2716	70,777
Lord Abbett Series Fund Growth and Income	04	2004	10.9299	12.0968	70,374
Lord Abbett Series Fund Growth and Income	04	2003	10.0000	10.9299	143

Lord Abbett Series Fund Growth and Income	05	2007	14.0490	14.2471	932
Lord Abbett Series Fund Growth and Income	05	2006	12.2173	14.0490	1,205
Lord Abbett Series Fund Growth and Income	05	2005	12.0677	12.2173	1,641
Lord Abbett Series Fund Growth and Income	05	2004	10.9259	12.0677	1,631
Lord Abbett Series Fund Growth and Income	05	2003	10.0000	10.9259	0

Lord Abbett Series Fund Growth Opportunities	01	2007	12.3122	14.7298	45,496
Lord Abbett Series Fund Growth Opportunities	01	2006	11.5671	12.3122	45,628
Lord Abbett Series Fund Growth Opportunities	01	2005	11.2068	11.5671	31,097
Lord Abbett Series Fund Growth Opportunities	01	2004	10.2134	11.2068	5,321
Lord Abbett Series Fund Growth Opportunities	01	2003	10.0000	10.2134	0

Lord Abbett Series Fund Growth Opportunities	02	2007	12.2360	14.6088	24,412
Lord Abbett Series Fund Growth Opportunities	02	2006	11.5188	12.2360	25,222
Lord Abbett Series Fund Growth Opportunities	02	2005	11.1826	11.5188	12,515
Lord Abbett Series Fund Growth Opportunities	02	2004	10.2121	11.1826	2,486
Lord Abbett Series Fund Growth Opportunities	02	2003	10.0000	10.2121	0

Lord Abbett Series Fund Growth Opportunities	03	2007	12.2170	14.5787	0
Lord Abbett Series Fund Growth Opportunities	03	2006	11.5067	12.2170	0
Lord Abbett Series Fund Growth Opportunities	03	2005	11.1766	11.5067	0
Lord Abbett Series Fund Growth Opportunities	03	2004	10.2118	11.1766	0
Lord Abbett Series Fund Growth Opportunities	03	2003	10.0000	10.2118	0

Lord Abbett Series Fund Growth Opportunities	04	2007	12.1601	14.4885	7,970
Lord Abbett Series Fund Growth Opportunities	04	2006	11.4706	12.1601	8,921
Lord Abbett Series Fund Growth Opportunities	04	2005	11.1584	11.4706	8,475
Lord Abbett Series Fund Growth Opportunities	04	2004	10.2108	11.1584	7,844
Lord Abbett Series Fund Growth Opportunities	04	2003	10.0000	10.2108	0

Lord Abbett Series Fund Growth Opportunities	05	2007	12.0845	14.3691	67
Lord Abbett Series Fund Growth Opportunities	05	2006	11.4225	12.0845	140
Lord Abbett Series Fund Growth Opportunities	05	2005	11.1342	11.4225	197
Lord Abbett Series Fund Growth Opportunities	05	2004	10.2095	11.1342	153
Lord Abbett Series Fund Growth Opportunities	05	2003	10.0000	10.2095	0

Lord Abbett Series Fund Mid Cap Value	01	2007	15.8415	15.7172	55,373
Lord Abbett Series Fund Mid Cap Value	01	2006	14.3078	15.8415	43,528
Lord Abbett Series Fund Mid Cap Value	01	2005	13.4012	14.3078	25,125
Lord Abbett Series Fund Mid Cap Value	01	2004	10.9519	13.4012	9,024
Lord Abbett Series Fund Mid Cap Value	01	2003	10.0000	10.9519	0

Lord Abbett Series Fund Mid Cap Value	02	2007	15.7398	15.5845	39,468
Lord Abbett Series Fund Mid Cap Value	02	2006	14.2447	15.7398	28,790
Lord Abbett Series Fund Mid Cap Value	02	2005	13.3691	14.2447	12,948
Lord Abbett Series Fund Mid Cap Value	02	2004	10.9479	13.3691	6,198
Lord Abbett Series Fund Mid Cap Value	02	2003	10.0000	10.9479	0

Lord Abbett Series Fund Mid Cap Value	03	2007	15.7145	15.5515	0
Lord Abbett Series Fund Mid Cap Value	03	2006	14.2290	15.7145	0
Lord Abbett Series Fund Mid Cap Value	03	2005	13.3611	14.2290	0
Lord Abbett Series Fund Mid Cap Value	03	2004	10.9470	13.3611	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.0000	10.9470	0

Lord Abbett Series Fund Mid Cap Value	04	2007	15.6386	15.4526	13,659
Lord Abbett Series Fund Mid Cap Value	04	2006	14.1818	15.6386	12,116
Lord Abbett Series Fund Mid Cap Value	04	2005	13.3371	14.1818	12,440
Lord Abbett Series Fund Mid Cap Value	04	2004	10.9440	13.3371	13,975
Lord Abbett Series Fund Mid Cap Value	04	2003	10.0000	10.9440	0

Lord Abbett Series Fund Mid Cap Value	05	2007	15.5378	15.3216	199
Lord Abbett Series Fund Mid Cap Value	05	2006	14.1191	15.5378	189
Lord Abbett Series Fund Mid Cap Value	05	2005	13.3051	14.1191	333
Lord Abbett Series Fund Mid Cap Value	05	2004	10.9400	13.3051	401
Lord Abbett Series Fund Mid Cap Value	05	2003	10.0000	10.9400	0

MFS/Sun Life Bond Series S Class	01	2007	11.0034	11.2103	4,801
MFS/Sun Life Bond Series S Class	01	2006	10.6356	11.0034	4,031
MFS/Sun Life Bond Series S Class	01	2005	10.6117	10.6356	3,573
MFS/Sun Life Bond Series S Class	01	2004	10.1570	10.6117	3,294
MFS/Sun Life Bond Series S Class	01	2003	10.0000	10.1570	0

MFS/Sun Life Bond Series S Class	02	2007	10.9327	11.1156	0
MFS/Sun Life Bond Series S Class	02	2006	10.5886	10.9327	0
MFS/Sun Life Bond Series S Class	02	2005	10.5863	10.5886	0
MFS/Sun Life Bond Series S Class	02	2004	10.1533	10.5863	0
MFS/Sun Life Bond Series S Class	02	2003	10.0000	10.1533	0

MFS/Sun Life Bond Series S Class	03	2007	10.9151	11.0920	0
MFS/Sun Life Bond Series S Class	03	2006	10.5769	10.9151	0
MFS/Sun Life Bond Series S Class	03	2005	10.5799	10.5769	0
MFS/Sun Life Bond Series S Class	03	2004	10.1524	10.5799	0
MFS/Sun Life Bond Series S Class	03	2003	10.0000	10.1524	0

MFS/Sun Life Bond Series S Class	04	2007	10.8624	11.0215	1,574
MFS/Sun Life Bond Series S Class	04	2006	10.5419	10.8624	1,479
MFS/Sun Life Bond Series S Class	04	2005	10.5609	10.5419	1,312
MFS/Sun Life Bond Series S Class	04	2004	10.1497	10.5609	1,198
MFS/Sun Life Bond Series S Class	04	2003	10.0000	10.1497	0

MFS/Sun Life Bond Series S Class	05	2007	10.7923	10.9281	0
MFS/Sun Life Bond Series S Class	05	2006	10.4952	10.7923	0
MFS/Sun Life Bond Series S Class	05	2005	10.5355	10.4952	0
MFS/Sun Life Bond Series S Class	05	2004	10.1460	10.5355	0
MFS/Sun Life Bond Series S Class	05	2003	10.0000	10.1460	0

MFS/Sun Life Capital Appreciation Series S Class	01	2007	11.9988	13.1290	0
MFS/Sun Life Capital Appreciation Series S Class	01	2006	11.4682	11.9988	0
MFS/Sun Life Capital Appreciation Series S Class	01	2005	11.5515	11.4682	0
MFS/Sun Life Capital Appreciation Series S Class	01	2004	10.5702	11.5515	0
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.0000	10.5702	0

MFS/Sun Life Capital Appreciation Series S Class	02	2007	11.9217	13.0181	0
MFS/Sun Life Capital Appreciation Series S Class	02	2006	11.4177	11.9217	0
MFS/Sun Life Capital Appreciation Series S Class	02	2005	11.5238	11.4177	0
MFS/Sun Life Capital Appreciation Series S Class	02	2004	10.5664	11.5238	0
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.0000	10.5664	0

MFS/Sun Life Capital Appreciation Series S Class	03	2007	11.9025	12.9905	0
MFS/Sun Life Capital Appreciation Series S Class	03	2006	11.4051	11.9025	0
MFS/Sun Life Capital Appreciation Series S Class	03	2005	11.5169	11.4051	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	10.5654	11.5169	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.0000	10.5654	0

MFS/Sun Life Capital Appreciation Series S Class	04	2007	11.8450	12.9080	0
MFS/Sun Life Capital Appreciation Series S Class	04	2006	11.3672	11.8450	0
MFS/Sun Life Capital Appreciation Series S Class	04	2005	11.4962	11.3672	0
MFS/Sun Life Capital Appreciation Series S Class	04	2004	10.5626	11.4962	0
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.0000	10.5626	0

MFS/Sun Life Capital Appreciation Series S Class	05	2007	11.7686	12.7985	0
MFS/Sun Life Capital Appreciation Series S Class	05	2006	11.3169	11.7686	0
MFS/Sun Life Capital Appreciation Series S Class	05	2005	11.4686	11.3169	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	10.5588	11.4686	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.0000	10.5588	0

MFS/Sun Life Core Equity Series S Class	01	2007	10.0000	10.8986	2,454

MFS/Sun Life Core Equity Series S Class	02	2007	10.0000	10.8804	737

MFS/Sun Life Core Equity Series S Class	03	2007	10.0000	10.8758	0

MFS/Sun Life Core Equity Series S Class	04	2007	10.0000	10.8622	0

MFS/Sun Life Core Equity Series S Class	05	2007	10.0000	10.8440	0

MFS/Sun Life Emerging Growth Series S Class	01	2007	13.3193	15.8978	39,165
MFS/Sun Life Emerging Growth Series S Class	01	2006	12.5363	13.3193	37,247
MFS/Sun Life Emerging Growth Series S Class	01	2005	11.6690	12.5363	194
MFS/Sun Life Emerging Growth Series S Class	01	2004	10.4716	11.6690	0
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.0000	10.4716	0

MFS/Sun Life Emerging Growth Series S Class	02	2007	13.2338	15.7635	6,782
MFS/Sun Life Emerging Growth Series S Class	02	2006	12.4810	13.2338	6,833
MFS/Sun Life Emerging Growth Series S Class	02	2005	11.6411	12.4810	6,377
MFS/Sun Life Emerging Growth Series S Class	02	2004	10.4678	11.6411	0
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.0000	10.4678	0

MFS/Sun Life Emerging Growth Series S Class	03	2007	13.2125	15.7301	0
MFS/Sun Life Emerging Growth Series S Class	03	2006	12.4672	13.2125	0
MFS/Sun Life Emerging Growth Series S Class	03	2005	11.6341	12.4672	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	10.4668	11.6341	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.0000	10.4668	0

MFS/Sun Life Emerging Growth Series S Class	04	2007	13.1486	15.6301	0
MFS/Sun Life Emerging Growth Series S Class	04	2006	12.4258	13.1486	0
MFS/Sun Life Emerging Growth Series S Class	04	2005	11.6132	12.4258	0
MFS/Sun Life Emerging Growth Series S Class	04	2004	10.4640	11.6132	0
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.0000	10.4640	0

MFS/Sun Life Emerging Growth Series S Class	05	2007	13.0639	15.4976	0
MFS/Sun Life Emerging Growth Series S Class	05	2006	12.3709	13.0639	0
MFS/Sun Life Emerging Growth Series S Class	05	2005	11.5853	12.3709	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	10.4602	11.5853	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.0000	10.4602	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2007	14.4277	19.2528	9,373
MFS/Sun Life Emerging Markets Equity Series S Class	01	2006	11.2586	14.4277	10,463
MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.0000	11.2586	0

MFS/Sun Life Emerging Markets Equity Series S Class	02	2007	14.3938	19.1684	1,415
MFS/Sun Life Emerging Markets Equity Series S Class	02	2006	11.2549	14.3938	1,330
MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.0000	11.2549	0

MFS/Sun Life Emerging Markets Equity Series S Class	03	2007	14.3853	19.1473	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2006	11.2539	14.3853	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.0000	11.2539	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2007	14.3598	19.0841	90
MFS/Sun Life Emerging Markets Equity Series S Class	04	2006	11.2511	14.3598	116
MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.0000	11.2511	0

MFS/Sun Life Emerging Markets Equity Series S Class	05	2007	14.3259	19.0001	0
MFS/Sun Life Emerging Markets Equity Series S Class	05	2006	11.2474	14.3259	0
MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.0000	11.2474	0

MFS/Sun Life Global Growth Series S Class	01	2007	15.3772	17.1461	0
MFS/Sun Life Global Growth Series S Class	01	2006	13.3218	15.3772	0
MFS/Sun Life Global Growth Series S Class	01	2005	12.3057	13.3218	0
MFS/Sun Life Global Growth Series S Class	01	2004	10.8088	12.3057	0
MFS/Sun Life Global Growth Series S Class	01	2003	10.0000	10.8088	0

MFS/Sun Life Global Growth Series S Class	02	2007	15.2784	17.0013	0
MFS/Sun Life Global Growth Series S Class	02	2006	13.2631	15.2784	0
MFS/Sun Life Global Growth Series S Class	02	2005	12.2763	13.2631	0
MFS/Sun Life Global Growth Series S Class	02	2004	10.8049	12.2763	0
MFS/Sun Life Global Growth Series S Class	02	2003	10.0000	10.8049	0

MFS/Sun Life Global Growth Series S Class	03	2007	15.2539	16.9653	0
MFS/Sun Life Global Growth Series S Class	03	2006	13.2485	15.2539	0
MFS/Sun Life Global Growth Series S Class	03	2005	12.2690	13.2485	0
MFS/Sun Life Global Growth Series S Class	03	2004	10.8040	12.2690	0
MFS/Sun Life Global Growth Series S Class	03	2003	10.0000	10.8040	0

MFS/Sun Life Global Growth Series S Class	04	2007	15.1802	16.8575	0
MFS/Sun Life Global Growth Series S Class	04	2006	13.2045	15.1802	0
MFS/Sun Life Global Growth Series S Class	04	2005	12.2469	13.2045	0
MFS/Sun Life Global Growth Series S Class	04	2004	10.8010	12.2469	0
MFS/Sun Life Global Growth Series S Class	04	2003	10.0000	10.8010	0

MFS/Sun Life Global Growth Series S Class	05	2007	15.0824	16.7146	0
MFS/Sun Life Global Growth Series S Class	05	2006	13.1461	15.0824	0
MFS/Sun Life Global Growth Series S Class	05	2005	12.2175	13.1461	0
MFS/Sun Life Global Growth Series S Class	05	2004	10.7971	12.2175	0
MFS/Sun Life Global Growth Series S Class	05	2003	10.0000	10.7971	0

MFS/Sun Life Government Securities Series S Class	01	2007	10.5706	11.1474	168,449
MFS/Sun Life Government Securities Series S Class	01	2006	10.3553	10.5706	146,841
MFS/Sun Life Government Securities Series S Class	01	2005	10.2901	10.3553	83,537
MFS/Sun Life Government Securities Series S Class	01	2004	10.0736	10.2901	16,524
MFS/Sun Life Government Securities Series S Class	01	2003	10.0000	10.0736	0

MFS/Sun Life Government Securities Series S Class	02	2007	10.5027	11.0532	109,598
MFS/Sun Life Government Securities Series S Class	02	2006	10.3096	10.5027	103,224
MFS/Sun Life Government Securities Series S Class	02	2005	10.2655	10.3096	63,344
MFS/Sun Life Government Securities Series S Class	02	2004	10.0700	10.2655	19,043
MFS/Sun Life Government Securities Series S Class	02	2003	10.0000	10.0700	0

MFS/Sun Life Government Securities Series S Class	03	2007	10.4858	11.0298	0
MFS/Sun Life Government Securities Series S Class	03	2006	10.2982	10.4858	0
MFS/Sun Life Government Securities Series S Class	03	2005	10.2594	10.2982	0
MFS/Sun Life Government Securities Series S Class	03	2004	10.0691	10.2594	0
MFS/Sun Life Government Securities Series S Class	03	2003	10.0000	10.0691	0

MFS/Sun Life Government Securities Series S Class	04	2007	10.4352	10.9597	43,264
MFS/Sun Life Government Securities Series S Class	04	2006	10.2640	10.4352	44,493
MFS/Sun Life Government Securities Series S Class	04	2005	10.2409	10.2640	41,123
MFS/Sun Life Government Securities Series S Class	04	2004	10.0664	10.2409	37,628
MFS/Sun Life Government Securities Series S Class	04	2003	10.0000	10.0664	200

MFS/Sun Life Government Securities Series S Class	05	2007	10.3679	10.8668	606
MFS/Sun Life Government Securities Series S Class	05	2006	10.2186	10.3679	873
MFS/Sun Life Government Securities Series S Class	05	2005	10.2163	10.2186	988
MFS/Sun Life Government Securities Series S Class	05	2004	10.0627	10.2163	1,157
MFS/Sun Life Government Securities Series S Class	05	2003	10.0000	10.0627	0

MFS/Sun Life High Yield Series S Class	01	2007	12.2410	12.2635	66,336
MFS/Sun Life High Yield Series S Class	01	2006	11.2756	12.2410	36,823
MFS/Sun Life High Yield Series S Class	01	2005	11.2126	11.2756	20,344
MFS/Sun Life High Yield Series S Class	01	2004	10.3927	11.2126	4,718
MFS/Sun Life High Yield Series S Class	01	2003	10.0000	10.3927	0

MFS/Sun Life High Yield Series S Class	02	2007	12.1624	12.1599	48,563
MFS/Sun Life High Yield Series S Class	02	2006	11.2259	12.1624	26,334
MFS/Sun Life High Yield Series S Class	02	2005	11.1857	11.2259	16,124
MFS/Sun Life High Yield Series S Class	02	2004	10.3889	11.1857	5,685
MFS/Sun Life High Yield Series S Class	02	2003	10.0000	10.3889	0

MFS/Sun Life High Yield Series S Class	03	2007	12.1428	12.1342	0
MFS/Sun Life High Yield Series S Class	03	2006	11.2135	12.1428	0
MFS/Sun Life High Yield Series S Class	03	2005	11.1790	11.2135	0
MFS/Sun Life High Yield Series S Class	03	2004	10.3880	11.1790	0
MFS/Sun Life High Yield Series S Class	03	2003	10.0000	10.3880	0

MFS/Sun Life High Yield Series S Class	04	2007	12.0842	12.0570	13,232
MFS/Sun Life High Yield Series S Class	04	2006	11.1763	12.0842	13,253
MFS/Sun Life High Yield Series S Class	04	2005	11.1589	11.1763	13,348
MFS/Sun Life High Yield Series S Class	04	2004	10.3851	11.1589	12,361
MFS/Sun Life High Yield Series S Class	04	2003	10.0000	10.3851	49

MFS/Sun Life High Yield Series S Class	05	2007	12.0063	11.9549	146
MFS/Sun Life High Yield Series S Class	05	2006	11.1269	12.0063	251
MFS/Sun Life High Yield Series S Class	05	2005	11.1321	11.1269	256
MFS/Sun Life High Yield Series S Class	05	2004	10.3814	11.1321	299
MFS/Sun Life High Yield Series S Class	05	2003	10.0000	10.3814	0

MFS/Sun Life International Growth Series S Class	01	2007	10.0000	11.8282	281

MFS/Sun Life International Growth Series S Class	02	2007	10.0000	11.8085	1,588

MFS/Sun Life International Growth Series S Class	03	2007	10.0000	11.8035	0

MFS/Sun Life International Growth Series S Class	04	2007	10.0000	11.7887	0

MFS/Sun Life International Growth Series S Class	05	2007	10.0000	11.7689	0

MFS/Sun Life International Value Series S Class	01	2007	10.0000	10.9187	159,610

MFS/Sun Life International Value Series S Class	02	2007	10.0000	10.9004	74,627

MFS/Sun Life International Value Series S Class	03	2007	10.0000	10.8959	0

MFS/Sun Life International Value Series S Class	04	2007	10.0000	10.8822	0

MFS/Sun Life International Value Series S Class	05	2007	10.0000	10.8639	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2007	12.2479	13.4426	16,876
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2006	11.5580	12.2479	11,085
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	11.2484	11.5580	3,431
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	10.4271	11.2484	3,382
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.0000	10.4271	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2007	12.1692	13.3290	1,603
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2006	11.5070	12.1692	1,304
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	11.2214	11.5070	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	10.4233	11.2214	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.0000	10.4233	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2007	12.1496	13.3008	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2006	11.4943	12.1496	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	11.2147	11.4943	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	10.4224	11.2147	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.0000	10.4224	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2007	12.0909	13.2162	1,402
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2006	11.4562	12.0909	1,326
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	11.1945	11.4562	1,259
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	10.4195	11.1945	1,247
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.0000	10.4195	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2007	12.0130	13.1042	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2006	11.4055	12.0130	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	11.1677	11.4055	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	10.4158	11.1677	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.0000	10.4158	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2007	12.1222	13.1040	459
MFS/Sun Life Mid Cap Growth Series S Class	01	2006	12.0237	12.1222	458
MFS/Sun Life Mid Cap Growth Series S Class	01	2005	11.8583	12.0237	283
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	10.5184	11.8583	278
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	10.0000	10.5184	0

MFS/Sun Life Mid Cap Growth Series S Class	02	2007	12.0443	12.9933	0
MFS/Sun Life Mid Cap Growth Series S Class	02	2006	11.9706	12.0443	0
MFS/Sun Life Mid Cap Growth Series S Class	02	2005	11.8300	11.9706	0
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	10.5146	11.8300	0
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	10.0000	10.5146	0

MFS/Sun Life Mid Cap Growth Series S Class	03	2007	12.0249	12.9658	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2006	11.9574	12.0249	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2005	11.8229	11.9574	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	10.5137	11.8229	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	10.0000	10.5137	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2007	11.9668	12.8833	49
MFS/Sun Life Mid Cap Growth Series S Class	04	2006	11.9178	11.9668	50
MFS/Sun Life Mid Cap Growth Series S Class	04	2005	11.8016	11.9178	48
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	10.5108	11.8016	49
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	10.0000	10.5108	47

MFS/Sun Life Mid Cap Growth Series S Class	05	2007	11.8896	12.7741	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2006	11.8650	11.8896	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2005	11.7732	11.8650	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	10.5070	11.7732	0
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	10.0000	10.5070	0

MFS/Sun Life Mid Cap Value Series S Class	01	2007	15.3255	15.3605	390
MFS/Sun Life Mid Cap Value Series S Class	01	2006	13.9939	15.3255	366
MFS/Sun Life Mid Cap Value Series S Class	01	2005	13.2072	13.9939	244
MFS/Sun Life Mid Cap Value Series S Class	01	2004	10.9966	13.2072	251
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.0000	10.9966	0

MFS/Sun Life Mid Cap Value Series S Class	02	2007	15.2271	15.2308	0
MFS/Sun Life Mid Cap Value Series S Class	02	2006	13.9322	15.2271	0
MFS/Sun Life Mid Cap Value Series S Class	02	2005	13.1756	13.9322	0
MFS/Sun Life Mid Cap Value Series S Class	02	2004	10.9926	13.1756	0
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.0000	10.9926	0

MFS/Sun Life Mid Cap Value Series S Class	03	2007	15.2026	15.1985	0
MFS/Sun Life Mid Cap Value Series S Class	03	2006	13.9168	15.2026	0
MFS/Sun Life Mid Cap Value Series S Class	03	2005	13.1678	13.9168	0
MFS/Sun Life Mid Cap Value Series S Class	03	2004	10.9916	13.1678	0
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.0000	10.9916	0

MFS/Sun Life Mid Cap Value Series S Class	04	2007	15.1292	15.1019	42
MFS/Sun Life Mid Cap Value Series S Class	04	2006	13.8706	15.1292	40
MFS/Sun Life Mid Cap Value Series S Class	04	2005	13.1441	13.8706	42
MFS/Sun Life Mid Cap Value Series S Class	04	2004	10.9886	13.1441	44
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.0000	10.9886	47

MFS/Sun Life Mid Cap Value Series S Class	05	2007	15.0317	14.9739	0
MFS/Sun Life Mid Cap Value Series S Class	05	2006	13.8093	15.0317	0
MFS/Sun Life Mid Cap Value Series S Class	05	2005	13.1125	13.8093	0
MFS/Sun Life Mid Cap Value Series S Class	05	2004	10.9847	13.1125	0
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.0000	10.9847	0

MFS/Sun Life Money Market Series S Class	01	2007	10.3037	10.6301	183,464
MFS/Sun Life Money Market Series S Class	01	2006	10.0105	10.3037	127,627
MFS/Sun Life Money Market Series S Class	01	2005	9.9032	10.0105	61,512
MFS/Sun Life Money Market Series S Class	01	2004	9.9818	9.9032	14,087
MFS/Sun Life Money Market Series S Class	01	2003	10.0000	9.9818	0

MFS/Sun Life Money Market Series S Class	02	2007	10.2375	10.5404	163,394
MFS/Sun Life Money Market Series S Class	02	2006	9.9664	10.2375	80,744
MFS/Sun Life Money Market Series S Class	02	2005	9.8795	9.9664	54,269
MFS/Sun Life Money Market Series S Class	02	2004	9.9782	9.8795	22,653
MFS/Sun Life Money Market Series S Class	02	2003	10.0000	9.9782	0

MFS/Sun Life Money Market Series S Class	03	2007	10.2210	10.5180	0
MFS/Sun Life Money Market Series S Class	03	2006	9.9554	10.2210	0
MFS/Sun Life Money Market Series S Class	03	2005	9.8736	9.9554	0
MFS/Sun Life Money Market Series S Class	03	2004	9.9773	9.8736	0
MFS/Sun Life Money Market Series S Class	03	2003	10.0000	9.9773	0

MFS/Sun Life Money Market Series S Class	04	2007	10.1716	10.4511	40,854
MFS/Sun Life Money Market Series S Class	04	2006	9.9224	10.1716	42,421
MFS/Sun Life Money Market Series S Class	04	2005	9.8558	9.9224	40,732
MFS/Sun Life Money Market Series S Class	04	2004	9.9746	9.8558	39,039
MFS/Sun Life Money Market Series S Class	04	2003	10.0000	9.9746	50

MFS/Sun Life Money Market Series S Class	05	2007	10.1061	10.3625	789
MFS/Sun Life Money Market Series S Class	05	2006	9.8784	10.1061	968
MFS/Sun Life Money Market Series S Class	05	2005	9.8322	9.8784	1,062
MFS/Sun Life Money Market Series S Class	05	2004	9.9710	9.8322	1,414
MFS/Sun Life Money Market Series S Class	05	2003	10.0000	9.9710	0

MFS/Sun Life New Discovery Series S Class	01	2007	12.6075	12.7195	86,685
MFS/Sun Life New Discovery Series S Class	01	2006	11.3197	12.6075	75,883
MFS/Sun Life New Discovery Series S Class	01	2005	10.9324	11.3197	47,783
MFS/Sun Life New Discovery Series S Class	01	2004	10.3365	10.9324	8,398
MFS/Sun Life New Discovery Series S Class	01	2003	10.0000	10.3365	0

MFS/Sun Life New Discovery Series S Class	02	2007	12.5265	12.6120	57,529
MFS/Sun Life New Discovery Series S Class	02	2006	11.2698	12.5265	51,986
MFS/Sun Life New Discovery Series S Class	02	2005	10.9062	11.2698	26,696
MFS/Sun Life New Discovery Series S Class	02	2004	10.3327	10.9062	5,950
MFS/Sun Life New Discovery Series S Class	02	2003	10.0000	10.3327	0

MFS/Sun Life New Discovery Series S Class	03	2007	12.5063	12.5853	0
MFS/Sun Life New Discovery Series S Class	03	2006	11.2574	12.5063	0
MFS/Sun Life New Discovery Series S Class	03	2005	10.8997	11.2574	0
MFS/Sun Life New Discovery Series S Class	03	2004	10.3318	10.8997	0
MFS/Sun Life New Discovery Series S Class	03	2003	10.0000	10.3318	0

MFS/Sun Life New Discovery Series S Class	04	2007	12.4459	12.5053	19,874
MFS/Sun Life New Discovery Series S Class	04	2006	11.2200	12.4459	19,057
MFS/Sun Life New Discovery Series S Class	04	2005	10.8801	11.2200	19,959
MFS/Sun Life New Discovery Series S Class	04	2004	10.3290	10.8801	18,959
MFS/Sun Life New Discovery Series S Class	04	2003	10.0000	10.3290	0

MFS/Sun Life New Discovery Series S Class	05	2007	12.3656	12.3992	223
MFS/Sun Life New Discovery Series S Class	05	2006	11.1704	12.3656	339
MFS/Sun Life New Discovery Series S Class	05	2005	10.8539	11.1704	457
MFS/Sun Life New Discovery Series S Class	05	2004	10.3253	10.8539	368
MFS/Sun Life New Discovery Series S Class	05	2003	10.0000	10.3253	0

MFS/Sun Life Research International Series S Class	01	2007	18.8837	21.0132	57,587
MFS/Sun Life Research International Series S Class	01	2006	15.0419	18.8837	48,858
MFS/Sun Life Research International Series S Class	01	2005	13.1224	15.0419	26,187
MFS/Sun Life Research International Series S Class	01	2004	10.9973	13.1224	7,813
MFS/Sun Life Research International Series S Class	01	2003	10.0000	10.9973	0

MFS/Sun Life Research International Series S Class	02	2007	18.7625	20.8358	36,175
MFS/Sun Life Research International Series S Class	02	2006	14.9756	18.7625	32,206
MFS/Sun Life Research International Series S Class	02	2005	13.0910	14.9756	15,439
MFS/Sun Life Research International Series S Class	02	2004	10.9934	13.0910	3,393
MFS/Sun Life Research International Series S Class	02	2003	10.0000	10.9934	0

MFS/Sun Life Research International Series S Class	03	2007	18.7323	20.7916	0
MFS/Sun Life Research International Series S Class	03	2006	14.9591	18.7323	0
MFS/Sun Life Research International Series S Class	03	2005	13.0832	14.9591	0
MFS/Sun Life Research International Series S Class	03	2004	10.9924	13.0832	0
MFS/Sun Life Research International Series S Class	03	2003	10.0000	10.9924	0

MFS/Sun Life Research International Series S Class	04	2007	18.6418	20.6595	5,834
MFS/Sun Life Research International Series S Class	04	2006	14.9095	18.6418	6,062
MFS/Sun Life Research International Series S Class	04	2005	13.0597	14.9095	5,910
MFS/Sun Life Research International Series S Class	04	2004	10.9894	13.0597	6,140
MFS/Sun Life Research International Series S Class	04	2003	10.0000	10.9894	0

MFS/Sun Life Research International Series S Class	05	2007	18.5217	20.4844	109
MFS/Sun Life Research International Series S Class	05	2006	14.8436	18.5217	116
MFS/Sun Life Research International Series S Class	05	2005	13.0283	14.8436	271
MFS/Sun Life Research International Series S Class	05	2004	10.9854	13.0283	307
MFS/Sun Life Research International Series S Class	05	2003	10.0000	10.9854	0

MFS/Sun Life Research Series S Class	01	2007	14.1785	15.7998	0
MFS/Sun Life Research Series S Class	01	2006	13.0277	14.1785	0
MFS/Sun Life Research Series S Class	01	2005	12.2603	13.0277	0
MFS/Sun Life Research Series S Class	01	2004	10.7570	12.2603	0
MFS/Sun Life Research Series S Class	01	2003	10.0000	10.7570	0

MFS/Sun Life Research Series S Class	02	2007	14.0875	15.6664	542
MFS/Sun Life Research Series S Class	02	2006	12.9702	14.0875	583
MFS/Sun Life Research Series S Class	02	2005	12.2310	12.9702	0
MFS/Sun Life Research Series S Class	02	2004	10.7531	12.2310	0
MFS/Sun Life Research Series S Class	02	2003	10.0000	10.7531	0

MFS/Sun Life Research Series S Class	03	2007	14.0648	15.6332	0
MFS/Sun Life Research Series S Class	03	2006	12.9559	14.0648	0
MFS/Sun Life Research Series S Class	03	2005	12.2237	12.9559	0
MFS/Sun Life Research Series S Class	03	2004	10.7522	12.2237	0
MFS/Sun Life Research Series S Class	03	2003	10.0000	10.7522	0

MFS/Sun Life Research Series S Class	04	2007	13.9969	15.5338	0
MFS/Sun Life Research Series S Class	04	2006	12.9129	13.9969	0
MFS/Sun Life Research Series S Class	04	2005	12.2017	12.9129	0
MFS/Sun Life Research Series S Class	04	2004	10.7493	12.2017	0
MFS/Sun Life Research Series S Class	04	2003	10.0000	10.7493	0

MFS/Sun Life Research Series S Class	05	2007	13.9067	15.4021	0
MFS/Sun Life Research Series S Class	05	2006	12.8558	13.9067	0
MFS/Sun Life Research Series S Class	05	2005	12.1724	12.8558	0
MFS/Sun Life Research Series S Class	05	2004	10.7454	12.1724	0
MFS/Sun Life Research Series S Class	05	2003	10.0000	10.7454	0

MFS/Sun Life Strategic Income Series S Class	01	2007	11.5139	11.7251	0
MFS/Sun Life Strategic Income Series S Class	01	2006	10.9638	11.5139	0
MFS/Sun Life Strategic Income Series S Class	01	2005	10.9375	10.9638	0
MFS/Sun Life Strategic Income Series S Class	01	2004	10.2826	10.9375	0
MFS/Sun Life Strategic Income Series S Class	01	2003	10.0000	10.2826	0

MFS/Sun Life Strategic Income Series S Class	02	2007	11.4399	11.6260	0
MFS/Sun Life Strategic Income Series S Class	02	2006	10.9154	11.4399	0
MFS/Sun Life Strategic Income Series S Class	02	2005	10.9114	10.9154	0
MFS/Sun Life Strategic Income Series S Class	02	2004	10.2789	10.9114	0
MFS/Sun Life Strategic Income Series S Class	02	2003	10.0000	10.2789	0

MFS/Sun Life Strategic Income Series S Class	03	2007	11.4215	11.6014	0
MFS/Sun Life Strategic Income Series S Class	03	2006	10.9034	11.4215	0
MFS/Sun Life Strategic Income Series S Class	03	2005	10.9048	10.9034	0
MFS/Sun Life Strategic Income Series S Class	03	2004	10.2780	10.9048	0
MFS/Sun Life Strategic Income Series S Class	03	2003	10.0000	10.2780	0

MFS/Sun Life Strategic Income Series S Class	04	2007	11.3663	11.5276	0
MFS/Sun Life Strategic Income Series S Class	04	2006	10.8672	11.3663	0
MFS/Sun Life Strategic Income Series S Class	04	2005	10.8852	10.8672	0
MFS/Sun Life Strategic Income Series S Class	04	2004	10.2752	10.8852	0
MFS/Sun Life Strategic Income Series S Class	04	2003	10.0000	10.2752	0

MFS/Sun Life Strategic Income Series S Class	05	2007	11.2930	11.4299	0
MFS/Sun Life Strategic Income Series S Class	05	2006	10.8191	11.2930	0
MFS/Sun Life Strategic Income Series S Class	05	2005	10.8591	10.8191	0
MFS/Sun Life Strategic Income Series S Class	05	2004	10.2714	10.8591	0
MFS/Sun Life Strategic Income Series S Class	05	2003	10.0000	10.2714	0

MFS/Sun Life Strategic Value Series S Class	01	2007	13.8494	13.3031	0
MFS/Sun Life Strategic Value Series S Class	01	2006	12.3226	13.8494	0
MFS/Sun Life Strategic Value Series S Class	01	2005	12.5814	12.3226	0
MFS/Sun Life Strategic Value Series S Class	01	2004	10.8297	12.5814	0
MFS/Sun Life Strategic Value Series S Class	01	2003	10.0000	10.8297	0

MFS/Sun Life Strategic Value Series S Class	02	2007	13.7605	13.1908	0
MFS/Sun Life Strategic Value Series S Class	02	2006	12.2683	13.7605	0
MFS/Sun Life Strategic Value Series S Class	02	2005	12.5513	12.2683	0
MFS/Sun Life Strategic Value Series S Class	02	2004	10.8258	12.5513	0
MFS/Sun Life Strategic Value Series S Class	02	2003	10.0000	10.8258	0

MFS/Sun Life Strategic Value Series S Class	03	2007	13.7383	13.1628	0
MFS/Sun Life Strategic Value Series S Class	03	2006	12.2547	13.7383	0
MFS/Sun Life Strategic Value Series S Class	03	2005	12.5438	12.2547	0
MFS/Sun Life Strategic Value Series S Class	03	2004	10.8248	12.5438	0
MFS/Sun Life Strategic Value Series S Class	03	2003	10.0000	10.8248	0

MFS/Sun Life Strategic Value Series S Class	04	2007	13.6720	13.0792	0
MFS/Sun Life Strategic Value Series S Class	04	2006	12.2141	13.6720	0
MFS/Sun Life Strategic Value Series S Class	04	2005	12.5213	12.2141	0
MFS/Sun Life Strategic Value Series S Class	04	2004	10.8219	12.5213	0
MFS/Sun Life Strategic Value Series S Class	04	2003	10.0000	10.8219	0

MFS/Sun Life Strategic Value Series S Class	05	2007	13.5839	12.9683	0
MFS/Sun Life Strategic Value Series S Class	05	2006	12.1601	13.5839	0
MFS/Sun Life Strategic Value Series S Class	05	2005	12.4912	12.1601	0
MFS/Sun Life Strategic Value Series S Class	05	2004	10.8179	12.4912	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.0000	10.8179	0

MFS/Sun Life Total Return Series S Class	01	2007	12.9637	13.3087	900,901
MFS/Sun Life Total Return Series S Class	01	2006	11.7423	12.9637	878,060
MFS/Sun Life Total Return Series S Class	01	2005	11.5770	11.7423	1,012,038
MFS/Sun Life Total Return Series S Class	01	2004	10.5592	11.5770	266,408
MFS/Sun Life Total Return Series S Class	01	2003	10.0000	10.5592	825

MFS/Sun Life Total Return Series S Class	02	2007	12.8805	13.1963	627,213
MFS/Sun Life Total Return Series S Class	02	2006	11.6905	12.8805	564,441
MFS/Sun Life Total Return Series S Class	02	2005	11.5493	11.6905	590,941
MFS/Sun Life Total Return Series S Class	02	2004	10.5553	11.5493	295,311
MFS/Sun Life Total Return Series S Class	02	2003	10.0000	10.5553	14,534

MFS/Sun Life Total Return Series S Class	03	2007	12.8597	13.1684	0
MFS/Sun Life Total Return Series S Class	03	2006	11.6776	12.8597	0
MFS/Sun Life Total Return Series S Class	03	2005	11.5424	11.6776	0
MFS/Sun Life Total Return Series S Class	03	2004	10.5544	11.5424	0
MFS/Sun Life Total Return Series S Class	03	2003	10.0000	10.5544	0

MFS/Sun Life Total Return Series S Class	04	2007	12.7976	13.0847	247,463
MFS/Sun Life Total Return Series S Class	04	2006	11.6389	12.7976	256,675
MFS/Sun Life Total Return Series S Class	04	2005	11.5217	11.6389	260,984
MFS/Sun Life Total Return Series S Class	04	2004	10.5515	11.5217	273,186
MFS/Sun Life Total Return Series S Class	04	2003	10.0000	10.5515	29,926

MFS/Sun Life Total Return Series S Class	05	2007	12.7151	12.9737	19,277
MFS/Sun Life Total Return Series S Class	05	2006	11.5874	12.7151	30,776
MFS/Sun Life Total Return Series S Class	05	2005	11.4940	11.5874	33,674
MFS/Sun Life Total Return Series S Class	05	2004	10.5477	11.4940	38,117
MFS/Sun Life Total Return Series S Class	05	2003	10.0000	10.5477	0

MFS/Sun Life Utilities Series S Class	01	2007	21.1296	26.7379	18,542
MFS/Sun Life Utilities Series S Class	01	2006	16.2305	21.1296	10,832
MFS/Sun Life Utilities Series S Class	01	2005	14.0648	16.2305	950
MFS/Sun Life Utilities Series S Class	01	2004	10.9662	14.0648	0
MFS/Sun Life Utilities Series S Class	01	2003	10.0000	10.9662	0

MFS/Sun Life Utilities Series S Class	02	2007	20.9940	26.5122	19,288
MFS/Sun Life Utilities Series S Class	02	2006	16.1589	20.9940	11,760
MFS/Sun Life Utilities Series S Class	02	2005	14.0311	16.1589	748
MFS/Sun Life Utilities Series S Class	02	2004	10.9623	14.0311	0
MFS/Sun Life Utilities Series S Class	02	2003	10.0000	10.9623	0

MFS/Sun Life Utilities Series S Class	03	2007	20.9602	26.4561	0
MFS/Sun Life Utilities Series S Class	03	2006	16.1411	20.9602	0
MFS/Sun Life Utilities Series S Class	03	2005	14.0228	16.1411	0
MFS/Sun Life Utilities Series S Class	03	2004	10.9613	14.0228	0
MFS/Sun Life Utilities Series S Class	03	2003	10.0000	10.9613	0

MFS/Sun Life Utilities Series S Class	04	2007	20.8590	26.2881	65
MFS/Sun Life Utilities Series S Class	04	2006	16.0876	20.8590	77
MFS/Sun Life Utilities Series S Class	04	2005	13.9976	16.0876	0
MFS/Sun Life Utilities Series S Class	04	2004	10.9583	13.9976	0
MFS/Sun Life Utilities Series S Class	04	2003	10.0000	10.9583	0

MFS/Sun Life Utilities Series S Class	05	2007	20.7247	26.0654	0
MFS/Sun Life Utilities Series S Class	05	2006	16.0165	20.7247	0
MFS/Sun Life Utilities Series S Class	05	2005	13.9640	16.0165	0
MFS/Sun Life Utilities Series S Class	05	2004	10.9543	13.9640	0
MFS/Sun Life Utilities Series S Class	05	2003	10.0000	10.9543	0

MFS/Sun Life Value Series S Class	01	2007	15.5796	16.5473	11,286
MFS/Sun Life Value Series S Class	01	2006	13.0883	15.5796	9,595
MFS/Sun Life Value Series S Class	01	2005	12.4756	13.0883	3,097
MFS/Sun Life Value Series S Class	01	2004	10.9799	12.4756	3,026
MFS/Sun Life Value Series S Class	01	2003	10.0000	10.9799	0

MFS/Sun Life Value Series S Class	02	2007	15.4796	16.4075	7,351
MFS/Sun Life Value Series S Class	02	2006	13.0306	15.4796	4,441
MFS/Sun Life Value Series S Class	02	2005	12.4458	13.0306	0
MFS/Sun Life Value Series S Class	02	2004	10.9759	12.4458	179
MFS/Sun Life Value Series S Class	02	2003	10.0000	10.9759	0

MFS/Sun Life Value Series S Class	03	2007	15.4547	16.3728	0
MFS/Sun Life Value Series S Class	03	2006	13.0162	15.4547	0
MFS/Sun Life Value Series S Class	03	2005	12.4384	13.0162	0
MFS/Sun Life Value Series S Class	03	2004	10.9750	12.4384	0
MFS/Sun Life Value Series S Class	03	2003	10.0000	10.9750	0

MFS/Sun Life Value Series S Class	04	2007	15.3800	16.2687	1,164
MFS/Sun Life Value Series S Class	04	2006	12.9730	15.3800	10,963
MFS/Sun Life Value Series S Class	04	2005	12.4160	12.9730	11,469
MFS/Sun Life Value Series S Class	04	2004	10.9720	12.4160	12,009
MFS/Sun Life Value Series S Class	04	2003	10.0000	10.9720	0

MFS/Sun Life Value Series S Class	05	2007	15.2809	16.1308	0
MFS/Sun Life Value Series S Class	05	2006	12.9156	15.2809	0
MFS/Sun Life Value Series S Class	05	2005	12.3862	12.9156	0
MFS/Sun Life Value Series S Class	05	2004	10.9680	12.3862	0
MFS/Sun Life Value Series S Class	05	2003	10.0000	10.9680	0

MFS/Sunlife - Blended Research Core Equity Series S Class	01	2007	13.9511	14.5448	145,019
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2006	12.5102	13.9511	125,476
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2005	11.8051	12.5102	70,324
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2004	10.7098	11.8051	1,086
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2003	10.0000	10.7098	0

MFS/Sunlife - Blended Research Core Equity Series S Class	02	2007	13.8615	14.4219	90,891
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2006	12.4550	13.8615	84,301
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2005	11.7768	12.4550	35,932
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2004	10.7059	11.7768	0
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2003	10.0000	10.7059	0

MFS/Sunlife - Blended Research Core Equity Series S Class	03	2007	13.8392	14.3913	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2006	12.4412	13.8392	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2005	11.7698	12.4412	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2004	10.7050	11.7698	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2003	10.0000	10.7050	0

MFS/Sunlife - Blended Research Core Equity Series S Class	04	2007	13.7723	14.2999	7,159
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2006	12.4000	13.7723	7,451
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2005	11.7486	12.4000	5,649
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2004	10.7021	11.7486	0
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2003	10.0000	10.7021	0

MFS/Sunlife - Blended Research Core Equity Series S Class	05	2007	13.6836	14.1786	0
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2006	12.3451	13.6836	266
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2005	11.7204	12.3451	198
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2004	10.6982	11.7204	0
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2003	10.0000	10.6982	0

Mutual Shares Securities Fund	01	2007	15.2886	15.6058	31,940
Mutual Shares Securities Fund	01	2006	13.0911	15.2886	14,418
Mutual Shares Securities Fund	01	2005	12.0028	13.0911	1,139
Mutual Shares Securities Fund	01	2004	10.8029	12.0028	1,140
Mutual Shares Securities Fund	01	2003	10.0000	10.8029	0

Mutual Shares Securities Fund	02	2007	15.1905	15.4740	20,860
Mutual Shares Securities Fund	02	2006	13.0334	15.1905	6,889
Mutual Shares Securities Fund	02	2005	11.9741	13.0334	0
Mutual Shares Securities Fund	02	2004	10.7990	11.9741	0
Mutual Shares Securities Fund	02	2003	10.0000	10.7990	0

Mutual Shares Securities Fund	03	2007	15.1660	15.4413	0
Mutual Shares Securities Fund	03	2006	13.0190	15.1660	0
Mutual Shares Securities Fund	03	2005	11.9670	13.0190	0
Mutual Shares Securities Fund	03	2004	10.7980	11.9670	0
Mutual Shares Securities Fund	03	2003	10.0000	10.7980	0

Mutual Shares Securities Fund	04	2007	15.0928	15.3431	112
Mutual Shares Securities Fund	04	2006	12.9758	15.0928	108
Mutual Shares Securities Fund	04	2005	11.9454	12.9758	0
Mutual Shares Securities Fund	04	2004	10.7951	11.9454	0
Mutual Shares Securities Fund	04	2003	10.0000	10.7951	0

Mutual Shares Securities Fund	05	2007	14.9955	15.2131	0
Mutual Shares Securities Fund	05	2006	12.9184	14.9955	0
Mutual Shares Securities Fund	05	2005	11.9168	12.9184	0
Mutual Shares Securities Fund	05	2004	10.7912	11.9168	0
Mutual Shares Securities Fund	05	2003	10.0000	10.7912	0

Oppenheimer Balanced/VA Svc	01	2007	10.0000	10.3095	0

Oppenheimer Balanced/VA Svc	02	2007	10.0000	10.2923	398

Oppenheimer Balanced/VA Svc	03	2007	10.0000	10.2880	0

Oppenheimer Balanced/VA Svc	04	2007	10.0000	10.2750	0

Oppenheimer Balanced/VA Svc	05	2007	10.0000	10.2578	0

Oppenheimer Capital Appreciation Fund/VA	01	2007	12.4380	13.9696	6,230
Oppenheimer Capital Appreciation Fund/VA	01	2006	11.7084	12.4380	5,947
Oppenheimer Capital Appreciation Fund/VA	01	2005	11.3178	11.7084	2,104
Oppenheimer Capital Appreciation Fund/VA	01	2004	10.7612	11.3178	1,302
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.0000	10.7612	809

Oppenheimer Capital Appreciation Fund/VA	02	2007	12.3581	13.8516	19,746
Oppenheimer Capital Appreciation Fund/VA	02	2006	11.6567	12.3581	17,130
Oppenheimer Capital Appreciation Fund/VA	02	2005	11.2907	11.6567	3,788
Oppenheimer Capital Appreciation Fund/VA	02	2004	10.7573	11.2907	197
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.0000	10.7573	0

Oppenheimer Capital Appreciation Fund/VA	03	2007	12.3382	13.8222	0
Oppenheimer Capital Appreciation Fund/VA	03	2006	11.6439	12.3382	0
Oppenheimer Capital Appreciation Fund/VA	03	2005	11.2840	11.6439	0
Oppenheimer Capital Appreciation Fund/VA	03	2004	10.7563	11.2840	0
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.0000	10.7563	0

Oppenheimer Capital Appreciation Fund/VA	04	2007	12.2786	13.7343	971
Oppenheimer Capital Appreciation Fund/VA	04	2006	11.6052	12.2786	13,434
Oppenheimer Capital Appreciation Fund/VA	04	2005	11.2637	11.6052	14,192
Oppenheimer Capital Appreciation Fund/VA	04	2004	10.7534	11.2637	14,922
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.0000	10.7534	95

Oppenheimer Capital Appreciation Fund/VA	05	2007	12.1995	13.6179	0
Oppenheimer Capital Appreciation Fund/VA	05	2006	11.5539	12.1995	0
Oppenheimer Capital Appreciation Fund/VA	05	2005	11.2366	11.5539	0
Oppenheimer Capital Appreciation Fund/VA	05	2004	10.7495	11.2366	0
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.0000	10.7495	0

Oppenheimer Global Securities Fund	01	2007	16.0296	16.7736	49,929
Oppenheimer Global Securities Fund	01	2006	13.8444	16.0296	40,966
Oppenheimer Global Securities Fund	01	2005	12.3035	13.8444	3,547
Oppenheimer Global Securities Fund	01	2004	10.4916	12.3035	1,634
Oppenheimer Global Securities Fund	01	2003	10.0000	10.4916	0

Oppenheimer Global Securities Fund	02	2007	15.9304	16.6358	23,382
Oppenheimer Global Securities Fund	02	2006	13.7867	15.9304	14,757
Oppenheimer Global Securities Fund	02	2005	12.2769	13.7867	2,031
Oppenheimer Global Securities Fund	02	2004	10.4903	12.2769	130
Oppenheimer Global Securities Fund	02	2003	10.0000	10.4903	0

Oppenheimer Global Securities Fund	03	2007	15.9057	16.6015	0
Oppenheimer Global Securities Fund	03	2006	13.7722	15.9057	0
Oppenheimer Global Securities Fund	03	2005	12.2703	13.7722	0
Oppenheimer Global Securities Fund	03	2004	10.4900	12.2703	0
Oppenheimer Global Securities Fund	03	2003	10.0000	10.4900	0

Oppenheimer Global Securities Fund	04	2007	15.8317	16.4989	104
Oppenheimer Global Securities Fund	04	2006	13.7290	15.8317	3,581
Oppenheimer Global Securities Fund	04	2005	12.2504	13.7290	3,675
Oppenheimer Global Securities Fund	04	2004	10.4890	12.2504	3,866
Oppenheimer Global Securities Fund	04	2003	10.0000	10.4890	0

Oppenheimer Global Securities Fund	05	2007	15.7333	16.3629	0
Oppenheimer Global Securities Fund	05	2006	13.6715	15.7333	0
Oppenheimer Global Securities Fund	05	2005	12.2238	13.6715	0
Oppenheimer Global Securities Fund	05	2004	10.4876	12.2238	0
Oppenheimer Global Securities Fund	05	2003	10.0000	10.4876	0

Oppenheimer Main St. Fund/VA	01	2007	13.5885	13.9605	488,191
Oppenheimer Main St. Fund/VA	01	2006	12.0026	13.5885	337,631
Oppenheimer Main St. Fund/VA	01	2005	11.5058	12.0026	222,175
Oppenheimer Main St. Fund/VA	01	2004	10.6864	11.5058	40,378
Oppenheimer Main St. Fund/VA	01	2003	10.0000	10.6864	0

Oppenheimer Main St. Fund/VA	02	2007	13.5013	13.8426	279,786
Oppenheimer Main St. Fund/VA	02	2006	11.9497	13.5013	212,965
Oppenheimer Main St. Fund/VA	02	2005	11.4783	11.9497	122,699
Oppenheimer Main St. Fund/VA	02	2004	10.6825	11.4783	29,635
Oppenheimer Main St. Fund/VA	02	2003	10.0000	10.6825	0

Oppenheimer Main St. Fund/VA	03	2007	13.4795	13.8133	0
Oppenheimer Main St. Fund/VA	03	2006	11.9365	13.4795	0
Oppenheimer Main St. Fund/VA	03	2005	11.4714	11.9365	0
Oppenheimer Main St. Fund/VA	03	2004	10.6816	11.4714	0
Oppenheimer Main St. Fund/VA	03	2003	10.0000	10.6816	0

Oppenheimer Main St. Fund/VA	04	2007	13.4144	13.7255	90,698
Oppenheimer Main St. Fund/VA	04	2006	11.8969	13.4144	91,663
Oppenheimer Main St. Fund/VA	04	2005	11.4508	11.8969	94,306
Oppenheimer Main St. Fund/VA	04	2004	10.6787	11.4508	89,469
Oppenheimer Main St. Fund/VA	04	2003	10.0000	10.6787	0

Oppenheimer Main St. Fund/VA	05	2007	13.3280	13.6092	1,090
Oppenheimer Main St. Fund/VA	05	2006	11.8443	13.3280	1,688
Oppenheimer Main St. Fund/VA	05	2005	11.4233	11.8443	2,147
Oppenheimer Main St. Fund/VA	05	2004	10.6748	11.4233	1,876
Oppenheimer Main St. Fund/VA	05	2003	10.0000	10.6748	0

Oppenheimer Main St. Small Cap Fund/VA	01	2007	15.5047	15.0813	15,573
Oppenheimer Main St. Small Cap Fund/VA	01	2006	13.7071	15.5047	14,689
Oppenheimer Main St. Small Cap Fund/VA	01	2005	12.6639	13.7071	769
Oppenheimer Main St. Small Cap Fund/VA	01	2004	10.7717	12.6639	770
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.0000	10.7717	0

Oppenheimer Main St. Small Cap Fund/VA	02	2007	15.4052	14.9540	4,086
Oppenheimer Main St. Small Cap Fund/VA	02	2006	13.6467	15.4052	3,712
Oppenheimer Main St. Small Cap Fund/VA	02	2005	12.6336	13.6467	326
Oppenheimer Main St. Small Cap Fund/VA	02	2004	10.7678	12.6336	0
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.0000	10.7678	0

Oppenheimer Main St. Small Cap Fund/VA	03	2007	15.3804	14.9223	0
Oppenheimer Main St. Small Cap Fund/VA	03	2006	13.6317	15.3804	0
Oppenheimer Main St. Small Cap Fund/VA	03	2005	12.6260	13.6317	0
Oppenheimer Main St. Small Cap Fund/VA	03	2004	10.7668	12.6260	0
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.0000	10.7668	0

Oppenheimer Main St. Small Cap Fund/VA	04	2007	15.3061	14.8275	113
Oppenheimer Main St. Small Cap Fund/VA	04	2006	13.5865	15.3061	2,206
Oppenheimer Main St. Small Cap Fund/VA	04	2005	12.6033	13.5865	2,219
Oppenheimer Main St. Small Cap Fund/VA	04	2004	10.7639	12.6033	2,334
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.0000	10.7639	0

Oppenheimer Main St. Small Cap Fund/VA	05	2007	15.2075	14.7018	0
Oppenheimer Main St. Small Cap Fund/VA	05	2006	13.5264	15.2075	0
Oppenheimer Main St. Small Cap Fund/VA	05	2005	12.5731	13.5264	0
Oppenheimer Main St. Small Cap Fund/VA	05	2004	10.7600	12.5731	0
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.0000	10.7600	0

PIMCO Emerging Markets Bond Portfolio	01	2007	19.6898	20.5533	581
PIMCO Emerging Markets Bond Portfolio	01	2006	18.2643	19.6898	228
PIMCO Emerging Markets Bond Portfolio	01	2005	16.7114	18.2643	229
PIMCO Emerging Markets Bond Portfolio	01	2004	15.1091	16.7114	0
PIMCO Emerging Markets Bond Portfolio	01	2003	10.0000	15.1091	0

PIMCO Emerging Markets Bond Portfolio	02	2007	19.5208	20.3354	2,923
PIMCO Emerging Markets Bond Portfolio	02	2006	18.1442	19.5208	1,625
PIMCO Emerging Markets Bond Portfolio	02	2005	16.6352	18.1442	1,283
PIMCO Emerging Markets Bond Portfolio	02	2004	15.0708	16.6352	114
PIMCO Emerging Markets Bond Portfolio	02	2003	10.0000	15.0708	0

PIMCO Emerging Markets Bond Portfolio	03	2007	19.4787	20.2813	0
PIMCO Emerging Markets Bond Portfolio	03	2006	18.1143	19.4787	0
PIMCO Emerging Markets Bond Portfolio	03	2005	16.6162	18.1143	0
PIMCO Emerging Markets Bond Portfolio	03	2004	15.0612	16.6162	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.0000	15.0612	0

PIMCO Emerging Markets Bond Portfolio	04	2007	19.3529	20.1194	0
PIMCO Emerging Markets Bond Portfolio	04	2006	18.0247	19.3529	0
PIMCO Emerging Markets Bond Portfolio	04	2005	16.5592	18.0247	0
PIMCO Emerging Markets Bond Portfolio	04	2004	15.0325	16.5592	0
PIMCO Emerging Markets Bond Portfolio	04	2003	10.0000	15.0325	0

PIMCO Emerging Markets Bond Portfolio	05	2007	19.1862	19.9053	0
PIMCO Emerging Markets Bond Portfolio	05	2006	17.9058	19.1862	0
PIMCO Emerging Markets Bond Portfolio	05	2005	16.4833	17.9058	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.9943	16.4833	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.0000	14.9943	0

PIMCO Low Duration Portfolio	01	2007	10.2798	10.8882	720,022
PIMCO Low Duration Portfolio	01	2006	10.0215	10.2798	396,571
PIMCO Low Duration Portfolio	01	2005	10.0564	10.0215	222,986
PIMCO Low Duration Portfolio	01	2004	10.0092	10.0564	49,389
PIMCO Low Duration Portfolio	01	2003	10.0000	10.0092	0

PIMCO Low Duration Portfolio	02	2007	10.2162	10.7988	458,266
PIMCO Low Duration Portfolio	02	2006	9.9796	10.2162	285,750
PIMCO Low Duration Portfolio	02	2005	10.0346	9.9796	171,883
PIMCO Low Duration Portfolio	02	2004	10.0079	10.0346	59,223
PIMCO Low Duration Portfolio	02	2003	10.0000	10.0079	0

PIMCO Low Duration Portfolio	03	2007	10.2004	10.7765	0
PIMCO Low Duration Portfolio	03	2006	9.9692	10.2004	0
PIMCO Low Duration Portfolio	03	2005	10.0292	9.9692	0
PIMCO Low Duration Portfolio	03	2004	10.0076	10.0292	0
PIMCO Low Duration Portfolio	03	2003	10.0000	10.0076	0

PIMCO Low Duration Portfolio	04	2007	10.1528	10.7099	140,512
PIMCO Low Duration Portfolio	04	2006	9.9379	10.1528	150,320
PIMCO Low Duration Portfolio	04	2005	10.0129	9.9379	140,155
PIMCO Low Duration Portfolio	04	2004	10.0066	10.0129	129,412
PIMCO Low Duration Portfolio	04	2003	10.0000	10.0066	0

PIMCO Low Duration Portfolio	05	2007	10.0897	10.6216	2,198
PIMCO Low Duration Portfolio	05	2006	9.8962	10.0897	3,001
PIMCO Low Duration Portfolio	05	2005	9.9912	9.8962	3,386
PIMCO Low Duration Portfolio	05	2004	10.0054	9.9912	3,739
PIMCO Low Duration Portfolio	05	2003	10.0000	10.0054	0

PIMCO Real Return Portfolio	01	2007	10.8567	11.8519	26,296
PIMCO Real Return Portfolio	01	2006	10.9267	10.8567	23,778
PIMCO Real Return Portfolio	01	2005	10.8483	10.9267	13,004
PIMCO Real Return Portfolio	01	2004	10.0966	10.8483	2,683
PIMCO Real Return Portfolio	01	2003	10.0000	10.0966	863

PIMCO Real Return Portfolio	02	2007	10.7870	11.7517	14,904
PIMCO Real Return Portfolio	02	2006	10.8785	10.7870	4,306
PIMCO Real Return Portfolio	02	2005	10.8223	10.8785	1,180
PIMCO Real Return Portfolio	02	2004	10.0930	10.8223	670
PIMCO Real Return Portfolio	02	2003	10.0000	10.0930	0

PIMCO Real Return Portfolio	03	2007	10.7696	11.7269	0
PIMCO Real Return Portfolio	03	2006	10.8665	10.7696	0
PIMCO Real Return Portfolio	03	2005	10.8158	10.8665	0
PIMCO Real Return Portfolio	03	2004	10.0921	10.8158	0
PIMCO Real Return Portfolio	03	2003	10.0000	10.0921	0

PIMCO Real Return Portfolio	04	2007	10.7176	11.6523	0
PIMCO Real Return Portfolio	04	2006	10.8305	10.7176	4,380
PIMCO Real Return Portfolio	04	2005	10.7964	10.8305	4,629
PIMCO Real Return Portfolio	04	2004	10.0893	10.7964	4,869
PIMCO Real Return Portfolio	04	2003	10.0000	10.0893	0

PIMCO Real Return Portfolio	05	2007	10.6484	11.5535	0
PIMCO Real Return Portfolio	05	2006	10.7825	10.6484	0
PIMCO Real Return Portfolio	05	2005	10.7704	10.7825	0
PIMCO Real Return Portfolio	05	2004	10.0857	10.7704	0
PIMCO Real Return Portfolio	05	2003	10.0000	10.0857	0

PIMCO Total Return Portfolio	01	2007	10.8190	11.6072	160,960
PIMCO Total Return Portfolio	01	2006	10.5599	10.8190	29,497
PIMCO Total Return Portfolio	01	2005	10.4477	10.5599	12,914
PIMCO Total Return Portfolio	01	2004	10.0972	10.4477	3,388
PIMCO Total Return Portfolio	01	2003	10.0000	10.0972	0

PIMCO Total Return Portfolio	02	2007	10.7495	11.5091	91,531
PIMCO Total Return Portfolio	02	2006	10.5133	10.7495	18,593
PIMCO Total Return Portfolio	02	2005	10.4227	10.5133	645
PIMCO Total Return Portfolio	02	2004	10.0935	10.4227	303
PIMCO Total Return Portfolio	02	2003	10.0000	10.0935	0

PIMCO Total Return Portfolio	03	2007	10.7322	11.4848	0
PIMCO Total Return Portfolio	03	2006	10.5017	10.7322	0
PIMCO Total Return Portfolio	03	2005	10.4165	10.5017	0
PIMCO Total Return Portfolio	03	2004	10.0926	10.4165	0
PIMCO Total Return Portfolio	03	2003	10.0000	10.0926	0

PIMCO Total Return Portfolio	04	2007	10.6803	11.4118	1,189
PIMCO Total Return Portfolio	04	2006	10.4669	10.6803	4,587
PIMCO Total Return Portfolio	04	2005	10.3977	10.4669	4,832
PIMCO Total Return Portfolio	04	2004	10.0899	10.3977	5,072
PIMCO Total Return Portfolio	04	2003	10.0000	10.0899	100

PIMCO Total Return Portfolio	05	2007	10.6115	11.3150	0
PIMCO Total Return Portfolio	05	2006	10.4205	10.6115	0
PIMCO Total Return Portfolio	05	2005	10.3727	10.4205	0
PIMCO Total Return Portfolio	05	2004	10.0862	10.3727	0
PIMCO Total Return Portfolio	05	2003	10.0000	10.0862	0

PIMCO VIT All Asset Portfolio	01	2007	10.5558	11.2796	3,611
PIMCO VIT All Asset Portfolio	01	2006	10.2235	10.5558	3,747
PIMCO VIT All Asset Portfolio	01	2005	10.0000	10.2235	0

PIMCO VIT All Asset Portfolio	02	2007	10.5309	11.2301	0
PIMCO VIT All Asset Portfolio	02	2006	10.2201	10.5309	0
PIMCO VIT All Asset Portfolio	02	2005	10.0000	10.2201	0

PIMCO VIT All Asset Portfolio	03	2007	10.5247	11.2178	0
PIMCO VIT All Asset Portfolio	03	2006	10.2193	10.5247	0
PIMCO VIT All Asset Portfolio	03	2005	10.0000	10.2193	0

PIMCO VIT All Asset Portfolio	04	2007	10.5061	11.1808	0
PIMCO VIT All Asset Portfolio	04	2006	10.2167	10.5061	0
PIMCO VIT All Asset Portfolio	04	2005	10.0000	10.2167	0

PIMCO VIT All Asset Portfolio	05	2007	10.4813	11.1315	0
PIMCO VIT All Asset Portfolio	05	2006	10.2133	10.4813	0
PIMCO VIT All Asset Portfolio	05	2005	10.0000	10.2133	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2007	9.8482	11.9723	7,921
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2006	10.3019	9.8482	7,882
PIMCO VIT Commodity RealReturn Strategy Portfolio	01	2005	10.0000	10.3019	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2007	9.8250	11.9197	2,299
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2006	10.2984	9.8250	1,349
PIMCO VIT Commodity RealReturn Strategy Portfolio	02	2005	10.0000	10.2984	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2007	9.8192	11.9066	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2006	10.2976	9.8192	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	03	2005	10.0000	10.2976	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2007	9.8018	11.8673	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2006	10.2950	9.8018	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	04	2005	10.0000	10.2950	0

PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2007	9.7787	11.8150	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2006	10.2916	9.7787	0
PIMCO VIT Commodity RealReturn Strategy Portfolio	05	2005	10.0000	10.2916	0

SC Davis Venture Value S Class	01	2007	10.0000	10.5978	4,368

SC Davis Venture Value S Class	02	2007	10.0000	10.5801	23,424

SC Davis Venture Value S Class	03	2007	10.0000	10.5756	0

SC Davis Venture Value S Class	04	2007	10.0000	10.5623	0

SC Davis Venture Value S Class	05	2007	10.0000	10.5446	0

SC FI Large Cap Growth Fund	01	2007	9.8904	10.4178	2,571
SC FI Large Cap Growth Fund	01	2006	10.0000	9.8904	0

SC FI Large Cap Growth Fund	02	2007	9.8771	10.3825	0
SC FI Large Cap Growth Fund	02	2006	10.0000	9.8771	0

SC FI Large Cap Growth Fund	03	2007	9.8737	10.3737	0
SC FI Large Cap Growth Fund	03	2006	10.0000	9.8737	0

SC FI Large Cap Growth Fund	04	2007	9.8637	10.3474	0
SC FI Large Cap Growth Fund	04	2006	10.0000	9.8637	0

SC FI Large Cap Growth Fund	05	2007	9.8504	10.3122	0
SC FI Large Cap Growth Fund	05	2006	10.0000	9.8504	0

SC Oppenheimer Main Street Small Cap S Class	01	2007	10.0000	9.8369	82,632

SC Oppenheimer Main Street Small Cap S Class	02	2007	10.0000	9.8205	38,616

SC Oppenheimer Main Street Small Cap S Class	03	2007	10.0000	9.8163	0

SC Oppenheimer Main Street Small Cap S Class	04	2007	10.0000	9.8040	0

SC Oppenheimer Main Street Small Cap S Class	05	2007	10.0000	9.7875	0

Sun Capital All Cap S Class	01	2007	12.8953	11.9483	145
Sun Capital All Cap S Class	01	2006	10.9131	12.8953	4
Sun Capital All Cap S Class	01	2005	11.1711	10.9131	5
Sun Capital All Cap S Class	01	2004	10.0000	11.1711	0
Sun Capital All Cap S Class	01	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	02	2007	12.8194	11.8538	222
Sun Capital All Cap S Class	02	2006	10.8709	12.8194	193
Sun Capital All Cap S Class	02	2005	11.1505	10.8709	0
Sun Capital All Cap S Class	02	2004	10.0000	11.1505	0
Sun Capital All Cap S Class	02	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	03	2007	12.8006	11.8303	0
Sun Capital All Cap S Class	03	2006	10.8604	12.8006	0
Sun Capital All Cap S Class	03	2005	11.1453	10.8604	0
Sun Capital All Cap S Class	03	2004	10.0000	11.1453	0
Sun Capital All Cap S Class	03	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	04	2007	12.7439	11.7599	908
Sun Capital All Cap S Class	04	2006	10.8288	12.7439	0
Sun Capital All Cap S Class	04	2005	11.1298	10.8288	0
Sun Capital All Cap S Class	04	2004	10.0000	11.1298	0
Sun Capital All Cap S Class	04	2003	10.0000	10.0000	0

Sun Capital All Cap S Class	05	2007	12.6687	11.6665	0
Sun Capital All Cap S Class	05	2006	10.7868	12.6687	0
Sun Capital All Cap S Class	05	2005	11.1091	10.7868	0
Sun Capital All Cap S Class	05	2004	10.0000	11.1091	0
Sun Capital All Cap S Class	05	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	01	2007	10.7962	11.0236	24,494
Sun Capital Investment Grade Bond S Class	01	2006	10.4082	10.7962	19,227
Sun Capital Investment Grade Bond S Class	01	2005	10.3705	10.4082	2
Sun Capital Investment Grade Bond S Class	01	2004	10.0000	10.3705	0
Sun Capital Investment Grade Bond S Class	01	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	02	2007	10.7327	10.9364	13,761
Sun Capital Investment Grade Bond S Class	02	2006	10.3680	10.7327	2,156
Sun Capital Investment Grade Bond S Class	02	2005	10.3513	10.3680	514
Sun Capital Investment Grade Bond S Class	02	2004	10.0000	10.3513	364
Sun Capital Investment Grade Bond S Class	02	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	03	2007	10.7169	10.9147	0
Sun Capital Investment Grade Bond S Class	03	2006	10.3579	10.7169	0
Sun Capital Investment Grade Bond S Class	03	2005	10.3465	10.3579	0
Sun Capital Investment Grade Bond S Class	03	2004	10.0000	10.3465	0
Sun Capital Investment Grade Bond S Class	03	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	04	2007	10.6695	10.8498	861
Sun Capital Investment Grade Bond S Class	04	2006	10.3278	10.6695	308
Sun Capital Investment Grade Bond S Class	04	2005	10.3321	10.3278	0
Sun Capital Investment Grade Bond S Class	04	2004	10.0000	10.3321	0
Sun Capital Investment Grade Bond S Class	04	2003	10.0000	10.0000	0

Sun Capital Investment Grade Bond S Class	05	2007	10.6065	10.7637	0
Sun Capital Investment Grade Bond S Class	05	2006	10.2877	10.6065	0
Sun Capital Investment Grade Bond S Class	05	2005	10.3129	10.2877	0
Sun Capital Investment Grade Bond S Class	05	2004	10.0000	10.3129	0
Sun Capital Investment Grade Bond S Class	05	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund	01	2007	21.2487	18.2075	549
Sun Capital Real Estate Fund	01	2006	15.4992	21.2487	507
Sun Capital Real Estate Fund	01	2005	14.3254	15.4992	510
Sun Capital Real Estate Fund	01	2004	10.8926	14.3254	522
Sun Capital Real Estate Fund	01	2003	10.0000	10.8926	319

Sun Capital Real Estate Fund	02	2007	21.1123	18.0537	464
Sun Capital Real Estate Fund	02	2006	15.4309	21.1123	464
Sun Capital Real Estate Fund	02	2005	14.2912	15.4309	0
Sun Capital Real Estate Fund	02	2004	10.8887	14.2912	0
Sun Capital Real Estate Fund	02	2003	10.0000	10.8887	0

Sun Capital Real Estate Fund	03	2007	21.0783	18.0155	0
Sun Capital Real Estate Fund	03	2006	15.4139	21.0783	0
Sun Capital Real Estate Fund	03	2005	14.2826	15.4139	0
Sun Capital Real Estate Fund	03	2004	10.8877	14.2826	0
Sun Capital Real Estate Fund	03	2003	10.0000	10.8877	0

Sun Capital Real Estate Fund	04	2007	20.9765	17.9010	35
Sun Capital Real Estate Fund	04	2006	15.3628	20.9765	29
Sun Capital Real Estate Fund	04	2005	14.2569	15.3628	38
Sun Capital Real Estate Fund	04	2004	10.8847	14.2569	40
Sun Capital Real Estate Fund	04	2003	10.0000	10.8847	46

Sun Capital Real Estate Fund	05	2007	20.8414	17.7493	0
Sun Capital Real Estate Fund	05	2006	15.2948	20.8414	0
Sun Capital Real Estate Fund	05	2005	14.2227	15.2948	0
Sun Capital Real Estate Fund	05	2004	10.8808	14.2227	0
Sun Capital Real Estate Fund	05	2003	10.0000	10.8808	0

Sun Capital Real Estate Fund S Class	01	2007	18.3844	15.7162	93,622
Sun Capital Real Estate Fund S Class	01	2006	13.4409	18.3844	50,351
Sun Capital Real Estate Fund S Class	01	2005	12.4576	13.4409	33,299
Sun Capital Real Estate Fund S Class	01	2004	10.0000	12.4576	5,913
Sun Capital Real Estate Fund S Class	01	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	02	2007	18.2763	15.5920	54,278
Sun Capital Real Estate Fund S Class	02	2006	13.3890	18.2763	31,417
Sun Capital Real Estate Fund S Class	02	2005	12.4346	13.3890	18,027
Sun Capital Real Estate Fund S Class	02	2004	10.0000	12.4346	3,892
Sun Capital Real Estate Fund S Class	02	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	03	2007	18.2494	15.5611	0
Sun Capital Real Estate Fund S Class	03	2006	13.3760	18.2494	0
Sun Capital Real Estate Fund S Class	03	2005	12.4289	13.3760	0
Sun Capital Real Estate Fund S Class	03	2004	10.0000	12.4289	0
Sun Capital Real Estate Fund S Class	03	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	04	2007	18.1687	15.4685	12,214
Sun Capital Real Estate Fund S Class	04	2006	13.3371	18.1687	9,535
Sun Capital Real Estate Fund S Class	04	2005	12.4116	13.3371	11,503
Sun Capital Real Estate Fund S Class	04	2004	10.0000	12.4116	10,944
Sun Capital Real Estate Fund S Class	04	2003	10.0000	10.0000	0

Sun Capital Real Estate Fund S Class	05	2007	18.0614	15.3457	102
Sun Capital Real Estate Fund S Class	05	2006	13.2853	18.0614	151
Sun Capital Real Estate Fund S Class	05	2005	12.3885	13.2853	279
Sun Capital Real Estate Fund S Class	05	2004	10.0000	12.3885	229
Sun Capital Real Estate Fund S Class	05	2003	10.0000	10.0000	0

Templeton Developing Markets Securities Fund, Class 2	01	2007	14.1681	17.9989	30,292
Templeton Developing Markets Securities Fund, Class 2	01	2006	11.2121	14.1681	304
Templeton Developing Markets Securities Fund, Class 2	01	2005	10.0000	11.2121	0

Templeton Developing Markets Securities Fund, Class 2	02	2007	14.1348	17.9199	18,911
Templeton Developing Markets Securities Fund, Class 2	02	2006	11.2083	14.1348	2,045
Templeton Developing Markets Securities Fund, Class 2	02	2005	10.0000	11.2083	0

Templeton Developing Markets Securities Fund, Class 2	03	2007	14.1265	17.9003	0
Templeton Developing Markets Securities Fund, Class 2	03	2006	11.2074	14.1265	0
Templeton Developing Markets Securities Fund, Class 2	03	2005	10.0000	11.2074	0

Templeton Developing Markets Securities Fund, Class 2	04	2007	14.1015	17.8412	738
Templeton Developing Markets Securities Fund, Class 2	04	2006	11.2046	14.1015	0
Templeton Developing Markets Securities Fund, Class 2	04	2005	10.0000	11.2046	0

Templeton Developing Markets Securities Fund, Class 2	05	2007	14.0682	17.7627	0
Templeton Developing Markets Securities Fund, Class 2	05	2006	11.2009	14.0682	0
Templeton Developing Markets Securities Fund, Class 2	05	2005	10.0000	11.2009	0

Templeton Foreign Securities Fund	01	2007	16.4377	18.7209	240,071
Templeton Foreign Securities Fund	01	2006	13.7197	16.4377	230,516
Templeton Foreign Securities Fund	01	2005	12.6233	13.7197	157,879
Templeton Foreign Securities Fund	01	2004	10.7961	12.6233	31,937
Templeton Foreign Securities Fund	01	2003	10.0000	10.7961	484

Templeton Foreign Securities Fund	02	2007	16.3321	18.5628	154,271
Templeton Foreign Securities Fund	02	2006	13.6593	16.3321	153,947
Templeton Foreign Securities Fund	02	2005	12.5931	13.6593	90,121
Templeton Foreign Securities Fund	02	2004	10.7922	12.5931	22,686
Templeton Foreign Securities Fund	02	2003	10.0000	10.7922	0

Templeton Foreign Securities Fund	03	2007	16.3059	18.5235	0
Templeton Foreign Securities Fund	03	2006	13.6442	16.3059	0
Templeton Foreign Securities Fund	03	2005	12.5856	13.6442	0
Templeton Foreign Securities Fund	03	2004	10.7912	12.5856	0
Templeton Foreign Securities Fund	03	2003	10.0000	10.7912	0

Templeton Foreign Securities Fund	04	2007	16.2271	18.4058	56,888
Templeton Foreign Securities Fund	04	2006	13.5989	16.2271	63,787
Templeton Foreign Securities Fund	04	2005	12.5629	13.5989	68,094
Templeton Foreign Securities Fund	04	2004	10.7883	12.5629	69,423
Templeton Foreign Securities Fund	04	2003	10.0000	10.7883	96

Templeton Foreign Securities Fund	05	2007	16.1225	18.2498	655
Templeton Foreign Securities Fund	05	2006	13.5388	16.1225	1,152
Templeton Foreign Securities Fund	05	2005	12.5328	13.5388	1,515
Templeton Foreign Securities Fund	05	2004	10.7844	12.5328	1,416
Templeton Foreign Securities Fund	05	2003	10.0000	10.7844	0

Templeton Growth Securities Fund Class 2	01	2007	20.3990	20.5944	5,403
Templeton Growth Securities Fund Class 2	01	2006	16.9753	20.3990	4,644
Templeton Growth Securities Fund Class 2	01	2005	15.8060	16.9753	0
Templeton Growth Securities Fund Class 2	01	2004	13.8097	15.8060	0
Templeton Growth Securities Fund Class 2	01	2003	10.0000	13.8097	0

Templeton Growth Securities Fund Class 2	02	2007	20.2240	20.3761	8,961
Templeton Growth Securities Fund Class 2	02	2006	16.8637	20.2240	7,555
Templeton Growth Securities Fund Class 2	02	2005	15.7339	16.8637	2,469
Templeton Growth Securities Fund Class 2	02	2004	13.7746	15.7339	0
Templeton Growth Securities Fund Class 2	02	2003	10.0000	13.7746	0

Templeton Growth Securities Fund Class 2	03	2007	20.1804	20.3218	0
Templeton Growth Securities Fund Class 2	03	2006	16.8359	20.1804	0
Templeton Growth Securities Fund Class 2	03	2005	15.7159	16.8359	0
Templeton Growth Securities Fund Class 2	03	2004	13.7659	15.7159	0
Templeton Growth Securities Fund Class 2	03	2003	10.0000	13.7659	0

Templeton Growth Securities Fund Class 2	04	2007	20.0501	20.1596	561
Templeton Growth Securities Fund Class 2	04	2006	16.7527	20.0501	0
Templeton Growth Securities Fund Class 2	04	2005	15.6620	16.7527	0
Templeton Growth Securities Fund Class 2	04	2004	13.7397	15.6620	0
Templeton Growth Securities Fund Class 2	04	2003	10.0000	13.7397	0

Templeton Growth Securities Fund Class 2	05	2007	19.8774	19.9451	0
Templeton Growth Securities Fund Class 2	05	2006	16.6421	19.8774	0
Templeton Growth Securities Fund Class 2	05	2005	15.5903	16.6421	0
Templeton Growth Securities Fund Class 2	05	2004	13.7047	15.5903	0
Templeton Growth Securities Fund Class 2	05	2003	10.0000	13.7047	0

Van Kampen LIT Comstock II	01	2007	10.0000	9.9007	1,384

Van Kampen LIT Comstock II	02	2007	10.0000	9.8842	1,166

Van Kampen LIT Comstock II	03	2007	10.0000	9.8800	0

Van Kampen LIT Comstock II	04	2007	10.0000	9.8676	0

Van Kampen LIT Comstock II	05	2007	10.0000	9.8511	0

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 447-7569

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART B

MAY 1 2008

SUN LIFE FINANCIAL MASTERS® CHOICE NY

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

TABLE OF CONTENTS

Sun Life Insurance and Annuity Company of New York
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial Masters® Choice NY Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account"). The information included herein is not included in the Prospectus dated May 1, 2008.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 447-7569.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK ("Sun Life (N.Y.)")

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening company subsidiaries: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S  ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $30 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 ÷ $18.32 =s 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00005395 (the daily equivalent of the current maximum charge of 1.95% on an annual basis) gives a net investment factor of 1.00322166.  If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6114820 (14.5645672 x 1.00322116).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789.  If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845638 (12.3456789 x 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.60% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845638.  The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000).  The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 x 12.3845638).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon").  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Financial Statements
Sun Life (N.Y.) Variable Account C
Sun Life Insurance and Annuity Company of New York
To be Filed by Amendment

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A) To be filed by Amendment

	B.	Financial Statements of the Depositor (Part B) To be filed by Amendment

Audited:

		1.	Statements of Income, Years Ended December 31, 2007, 2006 and 2005;
		2.	Balance Sheets, December 31, 2007 and 2006,
		3.	Statements of Comprehensive Income, Years Ended December 31, 2007, 2006 and 2005
		4.	Statements of Stockholder's Equity, Years Ended December 31, 2007, 2006 and 2005;
		5.	Statements of Cash Flows, Years Ended December 31, 2007, 2006 and 2005;
		6.	Notes to Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B) To be filed by Amendment

		1.	Statement of Condition, December 31, 2007;
		2.	Statement of Operations, Year Ended December 31, 2007;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2007 and December 31, 2006;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(2)	Not applicable;

(3)(a)
Marketing Coordination Agreement between the Depositor, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)(i)
Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)(ii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(b)(iii)
Specimen Broker-Dealer Supervisory and Service Agent Agreement (Type 4) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-05037, filed on March 29, 2000);

(3)(c)(i)
Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed on May 21, 2003);

(3)(c)(ii)
Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on From N-4, File No. 333-119151, filed on May 2, 2005);

(4)(a)
Specimen Flexible Payment Deferred Combination Variable and Fixed Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-107983, filed on August 14, 2003);

(4)(b)
Specimen Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(4)(c)
Specimen Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(d)
Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(e)
Specimen Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(f)
Specimen Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)
Specimen Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(a) (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, File No. 333-107983, filed on February 28, 2008);

(5)
Specimen Application used with the variable annuity contract filed as Exhibit (4)(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-107983, filed on August 14, 2003);

(6)	Charter and By-Laws of the Depositor (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed on May 14, 2004);

(7)	Not Applicable;

(8)(a)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(b)
Participation Agreement dated April 17, 2000 by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York on behalf of itself and its separate accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(c)
Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 28, 2005)

(8)(d)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)
Amended and Restated Participation Agreement dated September 1, 2004 among Variable Insurance Products Funds, Fidelity Distributors Corporation and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed on May 2, 2005);

(8)(f)
Participation Agreement dated September 1, 2001 by and among Sun Life Insurance and Annuity Company of New York, Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(g)
Participation Agreement dated February 17, 1998 by and among Lord Abbett Series Fund Inc., Lord Abbett & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed on November 6, 2002);

(8)(h)
Participation Agreement dated September 16, 2002 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)
Participation Agreement by and among Wanger Advisors Trust, Liberty Funds Distributors, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(j)
Participation Agreement among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(k)
Participation Agreement among MFS Variable Insurance Trust, Sun Life Insurance and Annuity Company of New York, on behalf of itself and its Separate Accounts, and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(l)
Participation Agreement among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102274, filed on December 31, 2002);

(8)(m)
Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(n)
Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(o)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(p)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (NY) Variable Account D on Form N-6, File No. 333-105438, filed on May 2, 2005);

(8)(q)
Participation Agreement, dated May 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life (NY) Variable Account J on Form N-6, File No. 333-136435, filed on January 18, 2007);

(9)
Opinion and Consent of Counsel as to legality of securities being registered and Consent to its use (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-107983, filed on August 14, 2003);

(10)(a)	Consent of Independent Registered Public Accounting Firm; To be filed by Amendment

(11)	None;

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-05037, filed on April 24, 1998);

(14)	Not Applicable

(15)(a)	Powers of Attorney;*

(15)(b)
Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-100475, filed on April 23, 2004);

(16)
Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on February 12, 2008)

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director and Chairman
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary and Director
Leila Heckman Bear Stearns Asset Management 383 Madison Avenue New York, NY 10179	Director
Donald B. Henderson, Jr. Dewey & LeBoeuf LLP 125 West 55th Street New York, NY 10019	Director
Peter R. O'Flinn 344 Cream Hill Road West Cornwall, CT 06796	Director
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	Director & Chairman and President
Barbara Z. Shattuck Shattuck Hammond Partners LLC 630 Fifth Avenue, Suite 2950 New York, NY 10019	Director
David K. Stevenson 47 Village Avenue, Unit 301 Dedham, MA 02026	Director
Michele G. Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1114 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Insurance and Director
Janet V. Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3025 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Employee Benefits Group and Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President and Chief Accounting Officer
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3364 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Sun Life Financial Distribution Group
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed February 12, 2008.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2008 there were  qualified and  non-qualified Contracts issued and outstanding.

Item 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, D, J, and N and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

Name and Principal	Position and Offices
Business Address*	with Underwriter

James J. Cahill	President
Michele G. Van Leer	Director
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa Gair	Assistant Secretary
Michelle D'Albero	Counsel

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 1115, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life (N.Y.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of March, 2008.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C
(Registrant)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Depositor)

By: /s/ Robert C. Salipante
Robert C. Salipante
President

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante	President and Director	March 27, 2008
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen	Vice President and Chief Financial Officer and	March 27, 2008
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran	Vice President and Chief Accounting Officer and Controller	March 27, 2008
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	March 27, 2008
Sandra M. DaDalt	Donald B. Henderson, Jr., Director
Peter R. O'Flinn, Director
David K. Stevenson, Director
Leila Heckman, Director
Barbara Z. Shattuck, Director
Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Keith Gubbay, Director
Janet Whitehouse, Director
Michele G. Van Leer, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-100475, filed on April 23, 2004. Powers of attorney are included herein as Exhibit 15(a).

EXHIBITS

(15)(a)	Powers of Attorney